UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.     )

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TESSERA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TESSERA TECHNOLOGIES, INC.

3025 Orchard Parkway

San Jose, CA 95134

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of the Stockholders of Tessera Technologies, Inc. which will be held on Wednesday, May 12, 2010 at 8:00 a.m. Pacific Daylight Time, at the Company’s principal executive offices at 3025 Orchard Parkway, San Jose, CA 95134.

We hope that you will vote as soon as possible to ensure that your shares will be represented.

The Board of Directors and management look forward to your participation.

Sincerely yours,

HENRY R. NOTHHAFT Chairman, President and Chief Executive Officer

San Jose, California

April 1, 2010

TESSERA TECHNOLOGIES, INC.

3025 Orchard Parkway

San Jose, CA 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 12, 2010

The Annual Meeting of Stockholders of Tessera Technologies, Inc. will be held on Wednesday, May 12, 2010 at 8:00 a.m. Pacific Daylight Time, at Tessera Technologies, Inc., 3025 Orchard Parkway, San Jose, CA 95134, for the following purposes:

1.	To elect seven members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;

2.	To approve the Company’s Fifth Amended and Restated 2003 Equity Incentive Plan;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its fiscal year ending December 31, 2010; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 23, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders, or at any adjournments of the Annual Meeting of Stockholders.

We are pleased to be furnishing proxy materials to stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of proxy materials and lowers the costs of printing and distributing our annual meeting materials. On or about April 1, 2010, a Notice of Internet Availability of Proxy Materials was mailed to our stockholders containing instructions on how to access our 2010 Proxy Statement and 2009 Annual Report, and vote online. The Notice also included instructions on how you can receive a copy of your annual meeting materials, including the notice of annual meeting, proxy statement, and proxy card, by downloading online, by mail or via e-mail. If you choose to receive your annual meeting materials by mail, the notice of annual meeting, proxy statement from the Board of Directors, proxy card and annual report will be enclosed. If you choose to receive your annual meeting materials via e-mail, the e-mail will contain voting instructions and links to the annual report and the proxy statement on the Internet, both of which are available at http://www.proxyvote.com. The Notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the annual meeting materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

In order to ensure your representation at the Annual Meeting of Stockholders, you are requested to submit your proxy over the Internet, by telephone or by mail. If you attend the Annual Meeting of Stockholders and file with the Secretary of the Company an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders.

By Order of the Board of Directors

TESSERA TECHNOLOGIES, INC.

BERNARD J. CASSIDY Secretary

San Jose, California

April 1, 2010

TESSERA TECHNOLOGIES, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

May 12, 2010

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished in connection with the solicitation of proxies for use prior to or at the Annual Meeting of Stockholders (the “Annual Meeting”) of Tessera Technologies, Inc. (the “Company”), a Delaware corporation, to be held at 8:00 a.m. Pacific Daylight Time on Wednesday, May 12, 2010 and at any adjournments or postponements thereof for the following purposes:

•	To elect seven members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;

•	To approve the Company’s Fifth Amended and Restated 2003 Equity Incentive Plan;

•	To ratify the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its fiscal year ending December 31, 2010; and

•	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be held at Tessera Technologies, Inc., 3025 Orchard Parkway, San Jose, CA 95134. We made this proxy statement and accompanying form of proxy available to stockholders beginning on April 1, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 12, 2010

This proxy statement and the Company’s 2009 Annual Report are available electronically at http://www.proxyvote.com.

Solicitation

This solicitation is made on behalf of our Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by our Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders. In addition, the Company has retained The Altman Group, Inc. to assist in the solicitation for a fee of $6,500 plus customary expenses.

Voting Rights and Outstanding Shares

Only holders of record of our common stock as of the close of business on March 23, 2010 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. At the close of business on March 23, 2010, there were 50,155,807 shares of common stock issued and outstanding, which were held by approximately 33 holders of record.

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority of the outstanding shares of our common stock present in person or represented by proxy will constitute a quorum. We will appoint election inspectors for the meeting to determine whether or not a quorum is present and to tabulate votes cast by proxy or in person at the Annual Meeting.

Directors will be elected by a plurality of votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Withheld votes and broker non-votes will have no effect on the outcome of the election of directors. All other proposals require the affirmative vote of holders of a majority of outstanding shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions have the same effect as negative votes on such proposals. Broker non-votes are not counted for any purpose in determining whether proposals have been approved.

We request that you vote your shares by proxy following the methods as instructed by the notice: over the Internet, by telephone or by mail. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR (1) the election of the Company’s nominees as directors; (2) the approval of the Fifth Amended and Restated 2003 Equity Incentive Plan; (3) the ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2010; and (4) as the proxy holders deem advisable, in their discretion, on other matters that may properly come before the Annual Meeting.

Voting by Proxy Over the Internet or by Telephone

Stockholders whose shares are registered in their own names may vote by proxy by mail, over the Internet or by telephone. Instructions for voting by proxy over the Internet or by telephone are set forth on the notice of proxy materials. The Internet and telephone voting facilities will close at 11:59 pm Eastern Daylight Time on Tuesday, May 11, 2010. The notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that also permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Revocability of Proxies

Any proxy may be revoked at any time before it is exercised by filing with the Company’s Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to Bernard J. Cassidy, Secretary, Tessera Technologies, Inc., at the address of our principal executive offices at 3025 Orchard Parkway, San Jose, California 95134. Our telephone number is (408) 321-6000. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.

Stockholder Proposals to be Presented at the Next Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit to the Board of Directors proposals to be presented at the 2011 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above no later than December 2, 2010 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting.

Our Amended and Restated Bylaws, as amended to date, also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than January 12, 2011 and no later than February 11, 2011. Our Amended and Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice.

The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors is currently comprised of eight members. Directors are elected at each annual meeting and hold office until their successors are duly elected and qualified at the next annual meeting. In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the seven nominees designated below to serve until the 2011 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Messrs. Boehlke, Brathwaite, Goodrich and Nothhaft and Drs. Joseph, McWilliams, Nagel and Young are current directors. Dr. Al S. Joseph, who is a current director, will retire and not stand for re-election at the Annual Meeting, and will continue his relationship with the Company as a Director Emeritus. Our Amended and Restated Bylaws, as amended to date, authorize eight members of the Board of Directors, but effective upon the retirement of Dr. Joseph prior to the 2010 Annual Meeting, the Amended and Restated Bylaws will be amended to authorize seven members of the Board of Directors. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors. The Board of Directors has nominated the seven individuals below for election as directors.

Director Nominees

The following table sets forth certain information concerning the nominees for directors of the Company as of April 1, 2010.

Name	Age	Director Since	Position with the Company
Robert J. Boehlke	68	2004	Director
Nicholas E. Brathwaite	51	2008	Director
John B. Goodrich	68	2001	Director
Bruce M. McWilliams, Ph.D.	53	1999	Director
David C. Nagel, Ph.D.	64	2005	Director
Henry R. Nothhaft	66	2004	Chairman of the Board, President and Chief Executive Officer
Robert A. Young, Ph.D.	67	1991	Director

Robert J. Boehlke has served as a member of our Board of Directors since December 2004. Mr. Boehlke currently serves on the board of directors of MEMC Electronic Materials, Inc., a semiconductor wafer manufacturing company. Previously, Mr. Boehlke served on the board of directors of LTX Corp., Entegris Inc. and DuPont Photomasks, Inc. Mr. Boehlke was the Executive Vice President and Chief Financial Officer for KLA-Tencor, a semiconductor equipment manufacturer, prior to his retirement in 2000. During his 17-year tenure with KLA-Tencor, Mr. Boehlke held a variety of management positions including Chief Operating Officer and Chief Financial Officer. Prior to joining KLA-Tencor, Mr. Boehlke was an investment banking partner at Kidder, Peabody & Company, Inc. He received a B.S. in engineering from the U.S. Military Academy at West Point and an M.B.A. with distinction from Harvard University.

Mr. Boehlke brings both industry experience and financial expertise to his role as a member of our Board of Directors, Chairman of the Compensation Committee and member of the Audit Committee. Additionally, Mr. Boehlke’s depth of executive-level business experience and his knowledge of investment banking enhance the overall knowledge base of our Board of Directors and particularly with respect to our mergers and acquisitions activity, a critical element of our corporate strategy.

Nicholas E. Brathwaite has served as a member of our Board of Directors since February 2008. Mr. Brathwaite is a partner of Riverwood Capital LLC, a private equity firm he co-founded in January 2008. Mr. Brathwaite served as Chief Executive Officer of Aptina Imaging Corporation, a semiconductor company specializing in CMOS image sensor technology, from 2008 to 2009. Mr. Brathwaite was the Chief Technology Officer of Flextronics International Ltd., an electronic manufacturing services company, from 2000 to 2007. In 1995, Flextronics International Ltd. acquired nChip, Inc., a multi-chip module company, where Mr. Brathwaite held the position of Vice President and General Manager of Operations from 1992 to 1996. As a founding member of nChip, Inc., Mr. Brathwaite was responsible for all manufacturing and operational activities including wafer fabrication, wafer test, and module assembly. Before joining nChip, Inc., Mr. Brathwaite spent six years with Intel Corporation, a microprocessor company, in various engineering management positions in technology development and manufacturing. He is also a member of the board of directors of Power Integrations, Inc., a supplier of high-voltage analog integrated circuits for use in AC to DC power conversion. Previously, Mr. Brathwaite served on the board of directors of Photon Dynamics, Inc., a yield management solutions company for the flat panel display market. He received a B.S. in Applied Chemistry, an M.S. in Polymer Engineering, a BSc (Hons) from McMaster University and an MSc from the University of Waterloo. Mr. Brathwaite has also completed The Wharton School’s executive education training on corporate governance at the University of Pennsylvania.

Mr. Brathwaite’s mix of technical and operational expertise provides our Board of Directors with a valuable perspective for critical technical, business and strategic issues. As our lead independent director, Mr. Brathwaite brings a seasoned perspective rooted in his extensive executive-level business experience to our Board of Directors. In addition, Mr. Brathwaite brings extensive mergers and acquisitions experience to his service on our Board of Directors, as a result of his participation in more than 50 mergers and acquisitions throughout his career.

John B. Goodrich has served as a member of our Board of Directors since August 2001. Mr. Goodrich is a former member of the law firm of Wilson Sonsini Goodrich & Rosati where he practiced corporate law for 30 years until retiring in January 2002. Wilson Sonsini Goodrich & Rosati formerly served as our outside counsel. Mr. Goodrich owns and manages Checkerboard Cattle Company, a privately held cow-calf operating company. Mr. Goodrich presently serves on the boards of Trimble Navigation Limited, an advanced positioning systems company, and The Fogarty Institute for Innovation, an educational non-profit that mentors, trains and inspires the next generation of medical innovators, MaxSP Corporation, a provider of fully automated hardware, software and services systems for small and medium businesses and Genomic Medicine Corporation, a provider of customized medical information for individuals. Mr. Goodrich received a B.A. from Stanford University, a J.D. from the University of Southern California and an L.L.M. in taxation from New York University.

Mr. Goodrich brings extensive legal and business expertise to his role as a member of our Board of Directors and member of the Nominating Committee, of the Audit Committee, and of the Compensation Committee effective following the 2010 Annual Meeting. Mr. Goodrich’s breadth of industry knowledge and insight from 30 years of experience as a counselor to technologies companies while practicing law as member of the law firm Wilson Sonsini Goodrich & Rosati serves as a critical resource for our Board of Directors.

Bruce M. McWilliams, Ph.D. has served as a member of our Board of Directors since June 1999 and as Chairman from February 2002 until December 2009. From August 2008 until April 3, 2009 he served as our Chief Strategy Officer, and from June 1999 to July 2008, he served as our President and Chief Executive Officer. Dr. McWilliams has served as the Chief Executive Officer of SuVolta, Inc., a provider of semiconductor technology, since June 2009, and is also a member of its board of directors. From November 1997 to December 1999, he was President and Chief Executive Officer of S-Vision Inc., a silicon chip-based display company which he co-founded. From January 1995 to November 1996, Dr. McWilliams served as Senior Vice President at Flextronics International Ltd., an electronic manufacturing services company. From February 1989 to January 1995, he served as President of nChip Inc., a multi-chip module packaging company which he co-founded and which was acquired by Flextronics in 1995. In 2005, he was awarded Ernst & Young’s Northern California

Entrepreneur of the Year® award. Dr. McWilliams is a member of the board of directors for Intermolecular, Inc., a semiconductor materials company, Nemotek Technologie, a mobile phone camera manufacturing company, and Reel Solar, a flexible solar cell company. Dr. McWilliams is a Trustee of Carnegie-Mellon University. Dr. McWilliams received a B.S., a M.S. and a Ph.D. in physics from Carnegie Mellon University.

Dr. McWilliams’ knowledge of Tessera, resulting from 10 years of experience serving as our Chief Executive Officer and Chief Strategy Officer, provides the Board of Directors with a unique and valuable perspective on the Company’s operations and strategy. Additionally, Dr. McWilliams’ deep business experience in the semiconductor industry, both as an entrepreneur and an executive, as well as his substantial scientific and technical expertise, makes a strong contribution to the collective knowledge of our Board of Directors.

David C. Nagel, Ph.D. has served as a member of our Board of Directors since May 2005. Dr. Nagel was most recently President and Chief Executive Officer of PalmSource, Inc., a company that provides operating system software platforms for mobile information devices, from August 2001 through May 2005. From April 1996 through August 2001, he served as Chief Technology Officer of AT&T Corp., a communications services company, as well as President of AT&T Labs from August 1997 to August 2001 and Chief Technology Officer of Concert, a joint venture between AT&T and British Telecom, from June 1999 to August 2001. From 1988 to April 1996, Dr. Nagel held various positions at Apple Computer, a personal computing device manufacturer, including Senior Vice President, Research and Development. Prior to joining Apple, he was head of human factors research at Ames Research Center. Dr. Nagel is a member of the board of directors of Leapfrog, Inc., Openwave Systems, Inc. and Align Technology, Inc. Previously, Dr. Nagel served on the board of directors of Liberate Technologies, Inc. and Nuance Communications, Inc. Dr. Nagel received a B.S. and a M.S. in engineering and a Ph.D. in perception and mathematical psychology from the University of California, Los Angeles.

In his role as Chairman of the Nominating Committee and member of the Compensation Committee, Dr. Nagel draws from his executive and board level experience to provide a seasoned perspective to Committee deliberations. As a member of the Board of Directors, Dr. Nagel’s industry knowledge and technical expertise provide an important perspective for our business strategy and corporate objectives.

Henry R. Nothhaft has served as President and Chief Executive Officer since August 2008, Vice Chairman since April 2008, Chairman since January 2010 and a member of our Board of Directors since May 2004. He served as Chief Executive Officer and Chairman of the Board of Danger Inc., a software company for wireless service providers from October 2002 to April 2008 when it was sold to Microsoft Corporation. From May 2001 to October 2002, he served as President and Chief Executive Officer of Endforce, an IP software company, where he remained non-executive Chairman of the Board from October 2002 to March 2005. Mr. Nothhaft joined Concentric Network Corporation, a recognized market leader in Enterprise Virtual Private Networks, high-speed access and electronic commerce enabled web hosting, as President and Chief Executive Officer in 1995, and became Chairman of the Board in 1998. In June 2000, Concentric merged with Nextlink and became XO Communications, Inc., with Mr. Nothhaft serving as Vice Chairman until April 2001. From 1989 to 1994, Mr. Nothhaft was President and Chief Executive Officer of David Systems, a data networking equipment firm, until it was sold to Chipcom Corporation. From 1983 to 1989, he held various executive positions and served on the board of directors of DSC Communications Corporation, a telecommunications company that designs, develops, manufactures and markets digital switching, access, transport and private network system products for the worldwide telecommunications marketplace. From 1979 to 1983, Mr. Nothhaft was Vice President of Marketing and Sales for GTE Telenet Communications Corporation (now Sprint), the first public data network provider in the U.S. He received an M.B.A. in Information Systems Technology from George Washington University and a B.S. with distinction with a major in Politics & Economics from the U.S. Naval Academy, and is a former officer in the U.S. Marine Corps.

Mr. Nothhaft brings over 30 years of leadership experience running technology companies to his role as Chairman of the Board of Directors. Additionally, Mr. Nothhaft’s broad industry knowledge and management acumen serve as critical resources for our Board of Directors. A serial entrepreneur, Mr. Nothhaft’s proven ability to grow pioneering start-ups, such as Concentric Network Corp., DSC Communications and GTE Telenet Communications (now Sprint), into mature industry leaders is crucial to the implementation of our strategic vision.

Robert A. Young, Ph.D. has served as a member of our Board of Directors since 1991 and served as Chairman of the Board from 1996 to 2002. Since May 2003, Dr. Young has served as a Managing Director of Mirador Capital LLC, a private equity firm investing in venture capital companies. From August 1998 to February 2001, Dr. Young served as Chief Executive Officer of Curl Corporation, an Internet infrastructure software company. From 1986 to 1997, Dr. Young was a Managing Director at Dillon, Read & Co., Inc., an investment bank. He was the Managing Partner of Dillon Read’s venture capital funds from 1989 to 1994 and subsequently was head of Technology Banking in corporate finance. Prior to Dillon Read, he held a number of management and executive positions in sales, marketing, development and general management at IBM Corporation. His last position at IBM Corporation was as President, IBM Instruments, Inc. Dr. Young presently serves on the board of directors of several private information technology companies, and served on the board of directors of ATI Technologies Inc. He received a B.S. with honors in chemistry from the University of Delaware and a Ph.D. in physical chemistry from the Massachusetts Institute of Technology.

Dr. Young is the longest serving member of our Board of Directors. As a result, Dr. Young has extensive knowledge of the growth and development of Tessera. He brings this unique perspective on the Company’s long-term strategy, his financial and investing acumen, and a diverse business background to his role as a member of our Board of Directors and the Nominating Committee. As Chairman of the Audit Committee, Dr. Young contributes his extensive financial expertise to Committee deliberations.

All directors hold office until our next annual meeting of the stockholders and until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

Director Emeritus

The Board of Directors has elected Dr. Al S. Joseph to serve as Director Emeritus effective following the adjournment of the 2010 Annual Meeting. As Director Emeritus, Dr. Joseph will be invited to attend Board meetings, but he will not have voting rights. Dr. Joseph will serve as Director Emeritus for an initial term of two years. As Director Emeritus, Dr. Joseph will receive a $25,000 annual cash retainer and will be available to consult with the Chief Executive Officer or members of our Board of Directors, as requested.

Al S. Joseph, Ph.D. has served as a member of our Board of Directors since August 2001, and until April 3, 2009 Dr. Joseph was a part-time employee, serving as an Executive Vice President. He is an industry consultant and served as Chairman of the Board of Isothermal Systems Research, Inc., an advanced thermal management technology company, from 1998 through 2005. Dr. Joseph founded Vitesse Semiconductor Corporation, Enhanced Energy Systems, Unitive Electronics, Inc., and Quad Design Ltd. He has worked in the semiconductor industry for more than 40 years, 15 of which he spent focused specifically in the semiconductor packaging industry. Dr. Joseph serves on the board of directors of Paratek Microwave, Inc., a designer and manufacturer of adaptive radio frequency front-end component solutions for mobile wireless applications. Dr. Joseph has published 32 papers, was a fellow of the American Institute of Physics, was also a winner of the Chairman Award and National CIT Award and has served on several government committees. Dr. Joseph holds a Ph.D. in physics from Case Western University.

Dr. Joseph brings extensive experience in the semiconductor industry to his role as our Director Emeritus. In particular, Dr. Joseph’s depth of experience with semiconductor packaging and thermal management technologies enable him to provide important strategic insights to key aspects of our business.

Board of Directors’ Role in Risk Management

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. Risk management includes not only understanding company specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. Our Board of Directors reviews our business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company. For example, the Board of Directors meets with management at least quarterly to review, advise and direct management with respect to strategic business risks, litigation risks and risks related to the Company’s acquisition strategy, among others. The Board also delegates oversight to Board committees to oversee selected elements of risk.

Our Audit Committee oversees financial risk exposures, including monitoring the integrity of the Company’s financial statements, internal controls over financial reporting, and the independence of the Company’s Independent Registered Public Accounting Firm. The Audit Committee receives periodic internal controls and related assessments from the Company’s finance department and an annual attestation report on internal control over financial reporting from the Company’s Independent Registered Public Accounting Firm. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibility with respect to compliance matters and meets at least quarterly with our finance department, Independent Registered Public Accounting Firm and internal or external legal counsel to discuss risks related to our financial reporting function. In addition, the Audit Committee ensures that the Company’s business is conducted with the highest standards of ethical conduct in compliance with applicable laws and regulations by monitoring our Code of Business Conduct and Ethics Policy and our Corporate Compliance Hotline, and the Audit Committee discusses other risk assessment and risk management policies of the Company periodically with management.

Our Compensation Committee participates in the design of compensation structures that create incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy as is further described in the Compensation Discussion and Analysis section below.

Our Nominating Committee oversees governance-related risks by working with management to establish corporate governance guidelines applicable to the Company, and making recommendations regarding director nominees, the determination of director independence, Board leadership structure and membership on Board committees.

Board of Directors and Committees of the Board

During 2009, the Board of Directors held a total of six meetings. All directors attended at least 80% of the total number of Board meetings and meetings of Board committees on which the director served during the time he served on the Board or committees.

The Board of Directors has determined each of the following directors is an “independent director” as such term is defined in NASDAQ Marketplace Rule 5605(a)(2): Messrs. Boehlke, Brathwaite and Goodrich and Drs. Nagel and Young.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee. Each of our Audit Committee, Compensation Committee and Nominating Committee is composed entirely of independent directors in accordance with current Nasdaq listing standards. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board of Directors has further determined that Robert A. Young, a member of the Audit Committee of the Board of Directors, is an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC, by virtue of his relevant experience listed in his biographical summary provided above in the section entitled “Proposal 1—Election of Directors.” Copies of our Audit Committee, Nominating Committee and Compensation Committee charters and our corporate governance guidelines are available, free of charge, on our website at http://www.tessera.com. The Board of Directors from time to time constitutes such other committees, including a Strategic Planning Committee, as it deems appropriate to further the purposes of the Board.

Audit Committee. The Audit Committee reviews the work of our internal accounting and audit processes and the Independent Registered Public Accounting Firm. The Audit Committee has sole authority for the appointment, compensation and oversight of our Independent Registered Public Accounting Firm and to approve any significant non-audit relationship with the Independent Registered Public Accounting Firm. The Audit Committee is also responsible for preparing the report required by the rules of the SEC to be included in our annual proxy statement. During 2009, the Audit Committee was comprised of Dr. Young (Chair), Mr. Boehlke and Mr. Goodrich. Upon the adjournment of the 2010 Annual Meeting, the Audit Committee will continue to be comprised of Dr. Young (Chair), Mr. Boehlke and Mr. Goodrich. During 2009, the Audit Committee held nine meetings.

Compensation Committee. The Compensation Committee approves our goals and objectives relevant to compensation, stays informed as to market levels of compensation and, based on evaluations submitted by management, recommends to our Board of Directors compensation levels and systems for the Board of Directors and our officers that correspond to our goals and objectives. The Compensation Committee also produces an annual report on executive compensation for inclusion in our proxy statement. During 2009, the Compensation Committee was comprised of Mr. Boehlke (Chair), Dr. Nagel and Mr. Brathwaite. Upon the adjournment of the 2010 Annual Meeting, the Compensation Committee will be comprised of Mr. Boehlke (Chair), Dr. Nagel and Mr. Goodrich. During 2009, the Compensation Committee held seven meetings.

Nominating Committee. The Nominating Committee is responsible for recommending to our Board of Directors individuals to be nominated as directors and committee members. This includes evaluation of new candidates as well as evaluation of current directors. This committee is also responsible for developing and recommending to the Board of Directors our corporate governance guidelines, as well as reviewing and recommending revisions to the guidelines on a regular basis. During 2009, the Nominating Committee was comprised of Dr. Nagel (Chair), Mr. Goodrich and Dr. Young. Upon the adjournment of the 2010 Annual Meeting, the Nominating Committee will continue to be comprised of Dr. Nagel (Chair), Mr. Goodrich and Dr. Young. During 2009, the Nominating Committee held two meetings.

Lead Independent Director and Board Leadership

Mr. Brathwaite was appointed as our Lead Independent Director in March 2010. Duties of the Lead Independent Director include the following when appropriate: (i) collaborating with the Chairman of the Board to schedule meetings and, together with the input of the independent directors, setting meeting agendas; (ii) presiding as the chair at executive sessions of independent directors; (iii) serving as the principal liaison between the Chairman of the Board and independent directors on issues related to the Board; (iv) briefing the Chairman of the Board on issues arising in the executive sessions of the Board and, where necessary, serving as a non-executive conduit to the Chairman of the Board of the views, concerns and issues of the independent directors that may arise outside of Board meetings; (v) participating actively in corporate governance; (vi) calling meetings of independent directors or requesting the Chairman of the Board to call meetings of the independent directors as necessary; (vii) being available, upon specific request of the Chief Executive Officer, for consultation and communication with stockholders of the Company and (viii) performing such other duties as the Board may, from time to time, delegate.

Mr. Nothhaft has served as both the Chairman of the Board and the Chief Executive Officer since January 2010. In his position as President and Chief Executive Officer, Mr. Nothhaft has primary responsibility for the day-to-day operations of the Company and provides consistent leadership of the Company’s key strategic objectives. In his role as Chairman of the Board, he sets the strategic priorities for the Board, presides over its meetings and communicates its strategic findings and guidance to the other members of senior management. The Board believes that the combination of these two roles provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy. The Board further believes that this combination is important in unifying the Company’s strategy behind a single vision. In addition, we have found that our Chief Executive Officer is the most knowledgeable member of the Board regarding risks the Company may be facing and, in his role as Chairman, is able to facilitate the Board’s oversight of such risks.

We believe our current Board leadership structure is optimal for us. Our unified Chairman and Chief Executive Officer position is augmented by our Lead Independent Director and is appropriately balanced by the independence of five of our seven director nominees, and our three fully independent Board committees which provide appropriate oversight in the areas described above. At executive sessions of independent directors, these directors speak candidly on any matter of interest, without the Chief Executive Officer or other managers present. The independent directors met five times in 2009 without management present. We believe this structure provides consistent and effective oversight of our management and the Company.

Director Nominations

The director qualifications developed to date focus on what the Board believes to be essential competencies to effectively serve on the Board. The Nominating Committee may consider the following criteria in recommending candidates for election to the board:

•	experience in corporate governance, such as an officer or former officer of a publicly held company;

•	experience in the Company’s industry;

•	experience as a board member of another publicly held company; and

•	technical expertise in an area of the Company’s operations.

The Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a Board that can best perpetuate the success of Tessera and represent shareholder interests through the exercise of sound judgment using its diversity of experience.

Prior to each annual meeting of stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board of Directors, the Nominating Committee will consider incumbent Board members and other well-qualified individuals as potential director nominees. The Nominating Committee will determine whether to retain an executive search firm to identify Board candidates, and if so, will identify the search firm and approve the search firm’s fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described above. The Nominating Committee will review each potential candidate. Management may assist the Nominating Committee in the review process at the Nominating Committee’s direction. The Nominating Committee will select the candidate or candidates it believes are the most qualified to recommend to the Board for selection as a director nominee. Our Nominating Committee will consider candidates recommended by our stockholders in accordance with the procedures set forth in our Nominating Committee Charter, a copy of which is available on our website at http://ww.tessera.com. Candidates recommended by the stockholders are evaluated in the same manner as candidates identified by a Nominating Committee member.

Each of the nominees for election as director at the 2010 Annual Meeting is recommended by the Nominating Committee and each nominee is presently a director and stands for re-election by the stockholders. From time to time, the Company pays fees to third party search firms to assist in identifying and evaluating potential nominees, although no such fees have been paid in connection with nominations to be acted upon at the 2010 Annual Meeting.

Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board of Directors at an annual meeting must be a stockholder of record both at the time of giving the notice and at the meeting, must be entitled to vote at the meeting and must comply with the notice provisions in our bylaws. A stockholder’s notice of nomination to be made at an annual meeting must be delivered to our principal executive offices not less than 90 days nor more than 120 days before the anniversary date of the immediately preceding annual meeting. However, if an annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be delivered no later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which the first public announcement of the date of such annual meeting was made. A stockholder’s notice of nomination to be made at a special meeting at which the election of directors is a matter specified in the notice of meeting must be delivered to our principal executive offices not earlier than the 120th days prior to and not later than the 90th days prior to such special meeting or, if later, the 10th day following the day on which first public announcement of the date of such special meeting was made. The stockholder’s notice must include the following information for the person making the nomination:

•	name and address;

•	the class and number of shares of the Company owned beneficially or of record;

•

disclosure regarding any derivative, swap or other transactions which give the nominating person economic risk similar to ownership of shares of the Company or provide the opportunity to profit from an increase in the price of value of shares of the Company;

•	any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares of the Company;

•	any agreement, arrangement, understanding or relationship, engaged in to mitigate economic risk related to, or the voting power with respect to, shares of the Company;

•	any rights to dividends on the shares that are separate from the underlying shares;

•	any performance related fees that the nominating person is entitled to based on any increase or decrease in the value of any shares of the Company; and

•	any other information relating to the nominating person that would be required to be disclosed in a proxy statement filed with the SEC.

The stockholder’s notice must also include the following information for each proposed director nominee:

•	description of all direct and indirect financial or other relationships between the nominating person and the nominee during the past three years;

•	the same information as for the nominating person (see above); and

•	all information required to be disclosed in a proxy statement in connection with a contested election of directors.

The stockholder’s notice must be updated and supplemented, if necessary, so that the information required to be provided in the notice is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting.

The chairman of the meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. The nominee must be willing to provide any other information reasonably requested by the Nominating Committee in connection with its evaluation of the nominee’s independence.

Stockholder Communications with the Board of Directors

Stockholders may send correspondence to the Board of Directors, the Lead Independent Director, or any other member of the Board of Directors, c/o the Secretary at our principal executive offices at the address set forth above. The Secretary will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. However, the Secretary will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. The Secretary will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board of Directors following the receipt of the communication.

Director Attendance at Annual Meetings

Directors are encouraged to attend in person the Annual Meeting of Stockholders. All members of the Board of Directors attended our 2009 Annual Meeting.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2009, each of Messrs. Boehlke and Brathwaite and Dr. Nagel served as members of the Compensation Committee. None of such Compensation Committee members has ever been an officer or employee of Tessera or any of its subsidiaries during their appointment. In addition, during the fiscal year ended December 31, 2009, no member of our Board of Directors or of our Compensation Committee, and none of our executive officers, served as a member of the board of directors or compensation committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee.

Director Compensation

Our directors do not receive Board meeting fees. Each of our non-employee directors receives a $35,000 annual cash retainer. Each of our non-employee directors serving on a Board committee (but who is not the chair of the committee) receives an additional annual cash retainer as follows: $10,000 for Audit Committee members, $5,000 for Compensation Committee members, $4,000 for Nominating Committee members and $5,000 for Strategic Planning Committee members. The chairman of our Audit Committee receives an additional $22,500 annual cash retainer, the chairman of our Compensation Committee receives an additional $11,000 annual cash retainer and the chairman of our Nominating Committee receives an additional $8,000 annual cash retainer. In addition, the Lead Independent Director, if any, receives an additional $15,000 annual cash retainer. We also reimburse our non-employee directors for their travel expenses. Members of the Board who are also our employees do not receive any compensation as directors.

Effective following our 2010 Annual Meeting, each of our non-employee directors will receive a $35,000 annual cash retainer. Each of our non-employee directors serving on a Board committee (but who is not the chair of the committee) will receive an additional annual cash retainer as follows: $14,000 for Audit Committee members, $7,500 for Compensation Committee members, $5,000 for Nominating Committee members and $5,000 for Strategic Planning Committee members. The chairman of our Audit Committee will receive an additional $25,000 annual cash retainer, the chairman of our Compensation Committee will receive an additional $15,000 annual cash retainer and the chairman of our Nominating Committee will receive an additional $10,000 annual cash retainer. In addition, our Lead Independent Director will receive an additional $17,000 annual cash retainer. We will continue to reimburse our non-employee directors for their travel expenses. Members of the Board who are also our employees will not receive any compensation as directors.

Each of our non-employee directors receives restricted stock and options to purchase shares of our common stock on the terms and conditions set forth in our Fourth Amended and Restated 2003 Equity Incentive Plan. Any non-employee director who is initially elected or appointed to the Board of Directors receives a restricted stock award of 10,000 shares on the date of his or her initial election or appointment to the Board of Directors. In addition, a non-employee director receives a combination of options and/or restricted stock awards on the date of each annual meeting of our stockholders following the director’s initial election or appointment to the Board of Directors, as follows:

•

The number of shares of common stock in the restricted stock award is determined by dividing (1) a dollar value to be paid in the form of restricted stock grants (“Restricted Stock Amount”) by (2) the fair market value per share of our common stock on the date of grant.

•

The number of shares that may be purchased pursuant to the option award is determined by dividing (1) a dollar amount to be paid in the form of option grants (“Option Amount”) by (2) (A) the fair market value per share of our common stock on the date of grant divided by (B) two (2).

•

The total of the Restricted Stock Amount plus the Option Amount received by each non-employee director at each annual meeting of stockholders will equal $150,000. The Compensation Committee will determine this allocation between restricted stock and option amounts annually.

Initial restricted stock awards vest over a period of four years, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and the remainder vesting in 12 equal quarterly installments thereafter. Annual option grants vest in equal monthly installments over a period of one year. Annual restricted stock awards vest in equal quarterly installments over a period of one year. No portion of an option automatically granted to a director is exercisable after the tenth anniversary after the date of option grant. Additionally, an option automatically granted to a director may be exercisable after the termination of the director’s services as described in the option agreement, generally ending three months after such termination. If Proposal No. 2 is approved, these awards will continue to be made under our Fifth Amended and Restated 2003 Equity Incentive Plan.

The table below sets forth the compensation paid to each non-employee member of our Board of Directors during the fiscal year ended December 31, 2009. Mr. Nothhaft, as an employee of Tessera, did not receive any compensation for service as a director beyond his regular compensation as an employee of Tessera.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Total ($)
Robert J. Boehlke	66,000	—	164,009	230,009
Nicholas E. Brathwaite	45,000	—	164,009	209,009
John B. Goodrich	54,000	—	164,009	218,009
Al S. Joseph, Ph. D.	29,778	—	164,009	193,787
Bruce M. McWilliams, Ph.D. (3)	—	—	164,009	164,009
David C. Nagel, Ph.D.	57,000	—	164,009	221,009
Robert A. Young, Ph.D.	76,500	—	164,009	240,509

(1)	No stock awards were granted to directors in 2009. The aggregate number of outstanding stock awards for each non-employee director at December 31, 2009 was: Messrs. Boehlke, Goodrich and Drs. Nagel and Young: zero; Mr. Brathwaite: 5,625; Mr. Joseph: 3,750; and Dr. McWilliams: 44,000.
(2)	The amounts in this column reflect the aggregate grant date fair value of option awards granted in the year ended December 31, 2009, as determined in accordance with ASC Topic 718, excluding the effect of estimated forfeitures, and do not reflect whether the recipient has actually realized a financial benefit from these option awards. The assumptions used to calculate the fair value of option awards are set forth under Note 11 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 25, 2010. The aggregate number of shares underlying outstanding stock options for each non-employee director at December 31, 2009 was: Mr. Boehlke: 42,813; Mr. Brathwaite: 19,219; Mr. Goodrich: 49,065; Mr. Joseph: 139,219; Dr. McWilliams: 443,386; Dr. Nagel: 72,813; and Dr. Young: 52,813.

(3)	Dr. McWilliams resigned his position as Chief Strategy Officer on April 3, 2009 and continued service as director. Amounts reported above reflect only fees earned while serving as a non-employee director.

Required Vote

The seven nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy and entitled to vote, shall be elected as directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed above.

PROPOSAL 2

APPROVAL OF FIFTH AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

Introduction

Our stockholders are being asked to approve our Fifth Amended and Restated 2003 Equity Incentive Plan (the “2003 Equity Plan”). Our Board of Directors approved the 2003 Equity Plan on March 18, 2010, subject to stockholder approval. The 2003 Equity Plan will become effective immediately upon stockholder approval at the Annual Meeting.

The principal features of the 2003 Equity Plan are summarized below, but the summary is qualified in its entirety by reference to the 2003 Equity Plan itself, which is attached to this proxy statement as Appendix A.

General

We strongly believe that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders. Approval of this Proposal 2 is intended to enable us to continue to have adequate shares available under our primary stock award plan. However, such aggregate number of shares of our common stock available for issuance under the 2003 Equity Plan will be reduced by 1.5 shares for each share of our common stock delivered in settlement of any “full value award.” For purposes of the 2003 Equity Plan, a full value award is an award granted with a per share exercise or purchase price less than 100% of the fair market value of a share of our common stock on the date of grant. If this Proposal 2 is not approved, 2,711,923 shares will remain available for grant under the 2003 Equity Plan (as of March 8, 2010). The increase in shares has been necessitated by the hiring of new employees and by the grant of additional stock awards to current employees as incentive and performance awards. The increase will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success.

Description of Proposed Amendments

Increase in Share Reserve. Under the current terms of the 2003 Equity Plan, a total of 14,192,997 shares of our common stock are reserved for issuance pursuant to awards granted under the 2003 Equity Plan, plus those shares represented by awards under the Tessera, Inc. 1999 Stock Plan that expire or are cancelled without having been exercised in full. As of March 8, 2010, 85,794 shares remain subject to outstanding awards under the Tessera, Inc. 1999 Stock Plan. Our stockholders are now being asked to approve an amendment to the 2003 Equity Plan which will provide that the number of shares of our common stock reserved for issuance under the 2003 Equity Plan will be increased by 5,000,000 shares to a total of 19,192,997. However, such aggregate number of shares of our common stock available for issuance under the 2003 Equity Plan will be reduced by 1.5 shares for each share of our common stock delivered in settlement of any “full value award.” For purposes of the 2003 Equity Plan, a full value award is an award granted with a per share exercise or purchase price less than 100% of the fair market value of a share of our common stock on the date of grant. The increase in shares has been necessitated by the hiring of new employees and by the grant of additional stock awards to current employees as incentive and performance awards. The increase will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success.

As of March 8, 2010, awards covering an aggregate of 6,316,550 shares were outstanding under the 2003 Equity Plan, and 2,711,923 shares (plus any shares that might in the future be returned to the 2003 Equity Plan as a result of cancellations, forfeitures, repurchases or expiration of awards) remained available for future grants. If this Proposal 2 is not approved, 2,711,923 shares will remain available for grant under the 2003 Equity Plan (as of March 8, 2010). The closing share price for our common stock as reported by the Nasdaq Global Select Market on March 8, 2010 was $20.17.

Extension of Term. Our stockholders are also being asked to approve an extension of the term of the 2003 Equity Plan to March 2020. Currently, the 2003 Equity Plan will remain in effect until March 2018, unless earlier terminated by our Board of Directors.

Section 162(m) of the Code. We are also seeking stockholder approval of the list of performance criteria that may be used by the Compensation Committee for purposes of granting awards under the 2003 Equity Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, or the Code, and the provisions of the 2003 Equity Plan that govern such awards, as described below under the heading “Performance Criteria.” Stockholder approval of such terms would preserve our ability to deduct compensation associated with future performance-based awards made under the 2003 Equity Plan to certain executives. Section 162(m) of the Code limits the deductions a publicly-held company can claim for compensation in excess of $1 million paid in a given year to its chief executive officer and its three other most highly-compensated executive officers (other than its chief financial officer). These officers are generally referred to as the “covered employees.” “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility limit. Stock options and stock appreciation rights qualify as performance-based compensation. Other awards that we may grant under the 2003 Equity Plan may qualify as performance-based compensation if the payment, retention or vesting of the award is subject to the achievement during a performance period of performance goals selected by the compensation committee. The Compensation Committee retains the discretion to set the level of performance for a given performance measure under a performance-based award. For such awards to qualify as performance-based compensation, the stockholders must approve the material terms of the performance goals every five years.

The 2003 Equity Plan is not being amended in any respect other than to reflect the changes described above.

Purposes

The purposes of the 2003 Equity Plan are to attract and retain the best available personnel for positions of responsibility and to provide additional incentive to our employees, directors and consultants and to promote the success of our business.

Securities Subject to the 2003 Equity Plan

Assuming approval of this Proposal 2, the number of shares of our common stock that may be issued pursuant to awards granted under the 2003 Equity Plan shall not exceed, in the aggregate, 19,192,997 shares, plus those shares represented by awards under the Tessera, Inc. 1999 Stock Plan that expire or are cancelled without having been exercised in full. As of March 8, 2010, 85,794 shares remain subject to outstanding awards under the Tessera, Inc. 1999 Stock Plan. In addition, assuming approval of this Proposal 2, such aggregate number of shares of our common stock available for issuance under the 2003 Equity Plan will be reduced by 1.5 shares for each share of our common stock delivered in settlement of any “full value award.” For purposes of the 2003 Equity Plan, a full value award is an award pursuant to which shares of our common stock are issuable that is granted with a per share exercise or purchase price less than 100% of the fair market value of a share of our common stock on the date of grant.

To the extent that an award expires or becomes unexercisable without having been exercised in full, any shares subject to the award will be available for future grant or sale under the 2003 Equity Plan. Shares of restricted stock which are forfeited or repurchased by us at a price not greater than their original exercise price pursuant to the 2003 Equity Plan may again be optioned, granted or awarded under the 2003 Equity Plan. In addition, to the extent that shares are delivered pursuant to the exercise of a stock appreciation right, the number of underlying shares as to which the exercise related shall be counted against the 2003 Equity Plan’s share limits, as opposed to only counting the shares actually issued. For example, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 50,000 shares, 100,000 shares shall be charged against the 2003 Equity Plan’s applicable share limits with respect to such exercise.

Administration

The 2003 Equity Plan may generally be administered by our Board of Directors or a committee appointed by the Board of Directors (the Board of Directors or any such committee, the “Committee”). The 2003 Equity

Plan is currently being administered by the Compensation Committee of our Board of Directors. The Compensation Committee has been constituted to satisfy the applicable requirements of Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code, or Code. Subject to any retention of authority by our Board of Directors, the Committee may make any determinations deemed necessary or advisable for the 2003 Equity Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders.

Eligibility

Our employees, consultants and directors are eligible to receive awards under the 2003 Equity Plan. As of March 8, 2010, we had approximately 422 employees, 22 consultants, and eight directors, seven of whom were non-employee directors. The Committee determines which of our employees, consultants and directors will be granted awards. No employee or consultant is entitled to participate in the 2003 Equity Plan as a matter of right nor does any such participation constitute assurance of continued employment. Only those employees and consultants who are selected to receive grants by the Committee may participate in the 2003 Equity Plan. The 2003 Equity Plan also provides that certain stock options and restricted stock awards will be automatically granted to our non-employee directors, as described below under “Automatic Option and Restricted Stock Grants to Directors.”

Awards Under the 2003 Equity Plan

The 2003 Equity Plan provides that the Committee may grant or issue stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Nonqualified Stock Options, or NQSOs, will provide for the right to purchase common shares at a specified price which may not be less than 100% of the fair market value of a share of our common stock on the date of grant (unless the shares of our common stock issuable upon exercise of such NQSO will be counted against the 2003 Equity Plan’s share limits as full-value awards, in which case the exercise price per share may be less than 100% of the fair market value of a share of our common stock on the date of grant, but no less than par value unless otherwise permitted by state law), and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by the administrator, which term may not exceed ten years from the date of grant.

Incentive Stock Options, or ISOs, will be designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than 100% of the fair market value of a common share on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, or a “10% Owner,” the 2003 Equity Plan provides that the exercise price must be at least 110% of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Restricted Stock Awards may be sold to participants at various prices or granted with nominal purchase price (which purchase price may not be less than par value) and may be made subject to such conditions or restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by us at the original purchase price, or forfeited, if no cash consideration was paid by the participant at the time of grant, if the conditions or restrictions are not met. The Committee shall establish the purchase price, if any, and form of payment for each restricted stock award. A restricted stock award is accepted by the execution of a restricted stock purchase agreement between us and the purchaser, accompanied by the payment of the purchase price for the shares. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2003 Equity Plan, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights, or SARs, may be granted in connection with stock options or other awards, or separately. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments, if any, to the holder based upon increases in the price of our common stock over the exercise price of the SAR. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments, if any, to the holder based upon increases in the price of our common stock over the exercise price of the related option or other awards. The exercise price of a SAR may not be less than 100% of the fair market value of our common stock on the date of grant (unless the shares of our common stock issuable upon exercise of such SAR will be counted against the 2003 Equity Plan’s share limits as full-value awards, in which case the exercise price per share may be less than 100% of the fair market value of a share of our common stock on the date of grant, but no less than par value unless otherwise permitted by state law). The Committee may elect to pay SARs in cash or in ordinary shares or in a combination of both. SARs granted under the 2003 Equity Plan may not have a term that exceeds ten years from the date of grant.

Dividend Equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

Performance Awards may be granted by the Committee to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these awards will be based upon specific performance targets and may be paid in cash or in ordinary shares or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of our ordinary shares over a predetermined period.

Stock Payments may be authorized by the Committee in the form of ordinary shares or an option or other right to purchase ordinary shares as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the participant.

Performance Criteria

The Committee may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant to such covered employees restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to us as applicable to our performance or the performance of a division, business unit or an individual:

•	revenue,

•	sales,

•	cash flow,

•	earnings per share of common stock (including earnings before any one or more of the following: (1) interest, (2) taxes, (3) depreciation, or (4) amortization),

•	return on equity,

•	total stockholder return,

•	return on invested capital,

•	return on assets or net assets,

•	income or net income or pre-tax income,

•	operating income or net operating income,

•	operating profit or net operating profit,

•	operating margin,

•	cost reductions or savings or expense management,

•	appreciation in the fair market value of shares of common stock,

•	research and development expenses (including research and development expenses as a percentage of sales or revenues),

•	working capital,

•	market share,

•	completion of acquisitions and partnerships,

•	implementation of new technology by customers or partners,

•	completion of settlements and/or licensing arrangements, and

•	new product or technology development milestones.

The Committee may provide that one or more objectively determinable adjustments will be made to one or more of the performance goals established for any performance period. Such adjustments may include one or more of the following:

•	items related to a change in accounting principle,

•	items relating to financing activities,

•	expenses for restructuring or productivity initiatives,

•	other non-operating items,

•	items related to acquisitions,

•	items attributable to the business operations of any entity acquired by us during the performance period,

•	items related to the disposal of a business of segment of a business,

•	items related to discontinued operations that do not qualify as a segment of a business under GAAP,

•	items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period,

•	any other items of significant income or expense which are determined to be appropriate adjustments,

•	items relating to unusual or extraordinary corporate transactions, events or developments,

•	items related to amortization of acquired intangible assets,

•	items that are outside the scope of our core, on-going business activities, or

•	items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

The maximum number of shares which may be subject to options, restricted stock awards, deferred stock awards, SARs and other awards granted under the 2003 Equity Plan to any individual in any calendar year may not exceed 1,500,000 shares of common stock and the maximum dollar amount of any cash bonus granted under the 2003 Equity Plan to any individual in any calendar year may not exceed $1,500,000.

Automatic Option and Restricted Stock Grants to Directors

Each new non-employee director is granted a restricted stock award for 10,000 shares on the date of his or her initial election or appointment to the Board of Directors. In addition, each non-employee director is automatically granted equity awards on the date of each annual meeting of our stockholders following the director’s initial election or appointment to the Board of Directors. The annual equity award to be granted to each non-employee director will have a total dollar value of $150,000 on the date of grant, which value will be allocated among options and/or restricted stock by the Compensation Committee, so that each director will receive:

•

options to purchase a number of shares of our common stock determined by dividing (1) the dollar amount of the annual equity award to be paid in options, by (2) the closing price of our common stock on the date of grant divided by 2; and

•

a restricted stock award for a number of shares of our common stock determined by dividing (1) the dollar amount of the annual equity award to be paid in restricted stock, by (2) the closing price of our common stock on the date of grant.

Members of our Board of Directors who are our employees who subsequently retire from employment but remain on the Board of Directors will not receive an initial restricted stock grant as described above, but, to the extent they are eligible, will receive subsequent option and/or restricted stock grants on the date of each annual meeting of our stockholders.

The exercise price of the options automatically granted to directors is equal to 100% of the fair market value of a share of our common stock on the date of grant. Initial restricted stock awards and annual restricted stock awards are subject to forfeiture if a non-employee director’s service terminates for any reason. Initial restricted stock awards vest over a period of four years, with 25% of the shares subject to the award vesting on the first anniversary of the date of grant and the remainder vesting in 12 equal quarterly installments thereafter. Annual option grants vest in equal monthly installments over a period of one year. Annual restricted stock awards vest in equal quarterly installments over a period of one year. No portion of an option automatically granted to a director is exercisable after the tenth anniversary after the date of option grant. Additionally, an option automatically granted to a director is exercisable after the termination of the director’s services as described below.

Terms and Conditions of Options

Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following additional terms and conditions:

Exercise Price. The Committee determines the exercise price of options at the time the options are granted, subject to the limitations described above with respect to ISOs and NQSOs.

Exercise of Option; Form of Consideration. The Committee determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Equity Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercise or any combination thereof.

Term of Option. The term of options granted under the 2003 Equity Plan may be no more than ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of all classes of our stock or any of our parent or subsidiary companies, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Employment. If the optionee’s employment or consulting relationship terminates for any reason other than disability or death, options under the 2003 Equity Plan may be exercised for the period of time specified in the option agreement, which shall generally be three months after such termination, and may be exercised only to the extent the option was exercisable on the date of termination. In no event may the option be exercised after the expiration of its term.

Disability. If an optionee is unable to continue his or her employment or consulting relationship with us as a result of his or her disability, options may be exercised for the period of time specified in the option agreement, which shall generally be 12 months after termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

Death. Under the 2003 Equity Plan, if an optionee should die while employed or retained by us, options may be exercised for the period of time specified in the option agreement, which shall generally be 12 months after the date of death to the extent the options are exercisable on the date of death, but in no event may the option be exercised after the expiration of its term.

Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Equity Plan as may be determined by the Committee.

Awards Not Transferable

Awards may generally not be sold, pledged, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. The Committee may allow awards other than ISOs to be transferable pursuant to qualified domestic relations orders. ISOs may not be transferable. If the Committee makes an award transferable, such award shall contain such additional terms and conditions as the Committee deems appropriate.

Adjustments Upon Changes in Capitalization

In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to our stockholders or any other change affecting our common stock, the Committee will make appropriate adjustments in the number and type of shares of stock subject to the 2003 Equity Plan, the terms and conditions of any award outstanding under the 2003 Equity Plan, and the grant or exercise price of any such award.

In the event of a change in control, each outstanding award may be assumed or an equivalent option or right may be substituted by the successor corporation. The vesting of each outstanding award shall accelerate (i.e., become exercisable immediately in full) if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards. Under the 2003 Equity Plan, a change in control is generally defined as:

•

a merger or consolidation in which the company is a party, other than a merger or consolidation which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities; or

•	the sale of all or substantially all of our assets.

Amendment and Termination of the 2003 Equity Plan

With the approval of our Board of Directors, the Committee may suspend or terminate the 2003 Equity Plan, or any part thereof, at any time and for any reason. With the approval of our Board of Directors, the Committee may also amend the 2003 Equity Plan from time to time, except that the Committee may not, without prior stockholder approval, amend the 2003 Equity Plan in any manner which would require stockholder approval to comply with any applicable laws, regulations or rules. No action by our Board of Directors, the Committee or our stockholders may alter or impair any award previously granted under the 2003 Equity Plan without the consent of the holder. Unless terminated earlier, the 2003 Equity Plan will terminate in March 2020.

No Repricing of Awards

The 2003 Equity Plan does not permit our Board of Directors or the Committee, without stockholder approval, to amend the terms of any outstanding award under the 2003 Equity Plan to reduce its exercise price or cancel and replace any outstanding award with grants having a lower exercise price.

Federal Income Tax Consequences Associated with the 2003 Equity Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2003 Equity Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the 2003 Equity Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights. In the case of SARs granted with an exercise price equal to the fair market value of our common stock on the date of grant, no taxable income is realized upon the receipt of the SAR, but upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. We will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income.

Restricted Stock and Deferred Stock. An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when deferred stock vests and is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of deferred stock.

Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Section 162(m) of the Code. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2003 Equity Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

We have attempted to structure the 2003 Equity Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1 million limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Section 409A. Section 409A of the Code, which was added by the American Jobs Creation Act of 2004, provides certain requirements on non-qualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Also, Section 409A generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Certain awards under the 2003 Equity Plan are subject to the requirements of Section 409A in form and in operation. For example, deferred stock awards and other awards that provide for deferred compensation will be subject to Section 409A.

If a 2003 Equity Plan award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. The Internal Revenue Service has not issued regulations under Section 409A and, accordingly, the requirements of Section 409A (and the application of those requirements to awards issued under the Plan) are not entirely clear.

New Plan Benefits

Under the 2003 Equity Plan, our Chief Executive Officer and our three most highly compensated executive officers other than our Chief Executive Officer have received the following option grants and awards of restricted stock: Henry R. Nothhaft, our Chairman of the Board, President and Chief Executive Officer, has received options to purchase 546,684 shares and restricted stock awards for an aggregate of 109,313 shares; Michael Anthofer, our Executive Vice President and Chief Financial Officer, has received options to purchase 175,000 shares and restricted stock awards for an aggregate of 40,000 shares; Michael Bereziuk, our Executive Vice President, Imaging and Optics, has received options to purchase 390,000 shares and restricted stock awards for an aggregate of 68,000 shares; Bernard J. Cassidy, our Executive Vice President, General Counsel and Secretary, has received options to purchase 174,000 shares and restricted stock awards for an aggregate of 35,000 shares. All of our executive officers as a group have received options to purchase an aggregate of 1,285,684 shares under the 2003 Equity Plan and restricted stock awards for an aggregate of 252,313 shares. Our non-executive officer employees as a group have received options to purchase an aggregate of 8,617,673 shares under the 2003 Equity Plan and restricted stock awards for an aggregate of 1,320,892 shares.

Our non-employee directors as a group are eligible to receive automatic grants under the 2003 Equity Plan, as described above under “Automatic Option and Restricted Stock Grants to Directors.” Under the 2003 Equity Plan, our non-employee directors as a group have received options to purchase an aggregate of 1,293,909 shares and restricted stock awards for an aggregate of 160,188 shares. Pursuant to our automatic grant policy for our non-employee directors, each non-employee director will receive options and restricted stock awards during 2010 as described above. The dollar value of these future grants to be made in 2010 pursuant to our automatic grant policy for our non-employee directors will be based on the closing price of our common stock as reported by the Nasdaq Global Select Market on the date of our 2010 Annual Meeting.

All other future grants under the 2003 Equity Plan are within the discretion of our Board of Directors or the Committee and the benefits of such grants are, therefore, not determinable.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the proposed amendment and restatement of the 2003 Equity Plan.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the Fifth Amended and Restated 2003 Equity Incentive Plan.

PROPOSAL 3

RATIFICATION OF AUDITORS

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2010. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

The following is a summary of fees billed by PricewaterhouseCoopers LLP for fiscal years ended December 31, 2009 and 2008:

	2009	2008
Audit fees (1)	$1,153,471	$1,091,604
Audit-related fees (2)	—	—
Tax fees (3)	63,174	77,079
All other fees (4)	—	—

Total	$1,216,645	$1,168,683

(1)	Represents the aggregate fees billed for the audit of the Company’s financial statements, review of the financial statements included in the Company’s quarterly reports and services in connection with the statutory and regulatory filings or engagements for those fiscal years.
(2)	Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “audit fees.”
(3)	Represents the aggregate fees billed for tax compliance, advice and planning.
(4)	Represents the aggregate fees billed for all products and services provided that are not included under “audit fees,” “audit-related fees” or “tax fees.”

Audit Committee Pre-Approval Policies

Before an Independent Registered Public Accounting Firm is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the Independent Registered Public Accounting Firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the Independent Registered Public Accounting Firm. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. All non-audit services provided by PricewaterhouseCoopers LLP during fiscal years 2009 and 2008 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its fiscal year ending December 31, 2010.

EXECUTIVE OFFICERS

The names of the executive officers of the Company, their ages as of April 1, 2010, and certain other information about them are set forth below (unless set forth elsewhere in this proxy statement).

Name	Age	Position
Henry R. Nothhaft	66	Chairman of the Board, President and Chief Executive Officer
Michael Anthofer	58	Executive Vice President and Chief Financial Officer
Michael Bereziuk	57	Executive Vice President, Imaging and Optics
Bernard J. Cassidy	55	Executive Vice President, General Counsel and Secretary

Henry R. Nothhaft has served as President and Chief Executive Officer since August 2008, Vice Chairman since April 2008, Chairman since January 2010 and a member of our Board of Directors since May 2004. He served as Chief Executive Officer and Chairman of the Board of Danger Inc., a software company for wireless service providers from October 2002 to April 2008 when it was sold to Microsoft Corporation. From May 2001 to October 2002, he served as President and Chief Executive Officer of Endforce, an IP software company, where he remained non-executive Chairman of the Board from October 2002 to March 2005. Mr. Nothhaft joined Concentric Network Corporation, a recognized market leader in Enterprise Virtual Private Networks, high-speed access and electronic commerce enabled web hosting, as President and Chief Executive Officer in 1995, and became Chairman of the Board in 1998. In June 2000, Concentric merged with Nextlink and became XO Communications, Inc., with Mr. Nothhaft serving as Vice Chairman until April 2001. From 1989 to 1994, Mr. Nothhaft was President and Chief Executive Officer of David Systems, a data networking equipment firm, until it was sold to Chipcom Corporation. From 1983 to 1989, he held various executive positions and served on the board of directors of DSC Communications Corporation, a telecommunications company that designs, develops, manufactures and markets digital switching, access, transport and private network system products for the worldwide telecommunications marketplace. From 1979 to 1983, Mr. Nothhaft was Vice President of Marketing and Sales for GTE Telenet Communications Corporation (now Sprint), the first public data network provider in the U.S. He received an M.B.A. in Information Systems Technology from George Washington University and a B.S. with distinction with a major in Politics & Economics from the U.S. Naval Academy, and is a former officer in the U.S. Marine Corps.

Michael Anthofer has served as our Executive Vice President and Chief Financial Officer since September 2008. From 2003 to September 2008, Mr. Anthofer was Vice President and Chief Financial Officer of Kodiak Networks, Inc., a privately held provider of mobile solutions to wireless providers. From 2001 to 2003, Mr. Anthofer served as Senior Vice President and Chief Financial Officer of Smartpipes, Inc., a maker of network access control software. From 1996 to 2001, Mr. Anthofer was Senior Vice President and Chief Financial Officer of Concentric Network Corp. Prior to Concentric, Mr. Anthofer served as Executive Vice President and Chief Financial Officer of Shared Resources Exchange Inc., a digital switching equipment maker. Earlier, he held several vice president level positions at DSC Communications Corporation, a Fortune 1000 corporation. Mr. Anthofer received an M.B.A. from the University of California, Berkeley, and a B.S. in Business Administration from the University of California, Berkeley.

Michael Bereziuk has served as our Executive Vice President, Imaging and Optics since August 2008. From August 2007 to July 2008, Mr. Bereziuk served as our Executive Vice President and Chief Operating Officer. From February 2006 to August 2007, Mr. Bereziuk served as our Executive Vice President, Product Division. From December 2005 to February 2006, Mr. Bereziuk was a consultant on Operations at Summit Microelectronics, an analog power management solutions company. From November 2001 to February 2005, he held executive level positions at Zarlink Semiconductor, a communications semiconductor company, including Senior Vice President, Strategic Business Development and Senior Vice President and General Manager, Consumer Communications Business Unit. From 1984 to 2000, he held numerous senior positions at National Semiconductor Corporation, including Senior Vice President and General Manager, World-Wide Sales and Marketing, Senior Vice President and General Manager, Personal Systems Group, Vice President and General

Manager, Embedded Systems Division and Vice President and General Manager, Embedded Controller Division. Mr. Bereziuk received a B.S. degree with honors in Electronic and Electrical Engineering from Cardiff University in the United Kingdom.

Bernard J. Cassidy has served as our Executive Vice President, General Counsel and Secretary since November 2009. From November 2008 to November 2009, he served as our Senior Vice President, General Counsel and Secretary. Prior to working at the Company, Mr. Cassidy served as Senior Vice President, General Counsel and Secretary at Tumbleweed Communications Corp., a provider of secure messaging and secure file transfer solutions, where he was responsible for legal, corporate development, and human resources matters. He worked at Tumbleweed from May 1999 to September 2008. Before joining Tumbleweed, Mr. Cassidy was in private practice at Wilson Sonsini Goodrich & Rosati from August 1992 to May 1999, and at Skadden, Arps, Slate Meagher & Flom LLP from September 1989 to July 1992. Mr. Cassidy holds a B.A. in Philosophy from Loyola University, an M.A. in Philosophy from the University of Toronto and a J.D. from Harvard Law School. Mr. Cassidy is a member of the California State Bar.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

Tessera’s Compensation Committee oversees the Company’s executive compensation program. The program is designed to enable Tessera to attract, motivate and retain highly talented individuals. The Compensation Committee believes that compensation paid to executive officers should be closely aligned with the performance of Tessera on both a short-term and long-term basis, and that compensation should be linked to specific, measurable results intended to create value for stockholders. Following this philosophy, the Compensation Committee has established a set of objectives for Tessera’s executive compensation program. These objectives are as follows:

•

Compensation should be market competitive: Our compensation program is designed to provide competitive compensation relative to the labor markets for our executives while maintaining fiscal responsibility for our stockholders, allowing us to attract and retain individuals of superior ability and managerial talent;

•

Compensation should support our business strategy: Our compensation program is designed to align executive officer compensation with Tessera’s corporate strategies, business objectives and the long-term interests of Tessera’s stockholders by rewarding successful execution of our business plan, with performance goals tied to our business plan;

•

Compensation should reward performance: A substantial portion of our executive officers’ total compensation opportunity is variable and dependent upon the achievement of key strategic and financial performance measures on an annual basis by linking incentive award opportunities to the achievement of performance goals in these areas and each executive’s individual performance; and

•

Compensation should be aligned with stockholders’ interests: Our compensation program also seeks to reward our executive officers for increasing Tessera’s stock price over the long-term and maximizing stockholder value by providing a portion of total compensation opportunities for our executive officers in the form of direct ownership in Tessera through restricted stock (contingent upon continued employment and/or achievement of performance criteria) and stock options.

There are three elements of total compensation for the named executive officers: 1) base salary, 2) annual cash incentive bonus and 3) long-term equity incentive awards in the form of restricted stock awards and stock options. Named executive officers are also eligible for other elements of compensation, including health and retirement benefits. All of these elements are considered by the Compensation Committee in setting the terms of executive compensation. We also provide certain executives with severance and change in control arrangements.

We believe that executive compensation should be structured to ensure that a significant portion of our named executive officers’ potential compensation is directly tied to Tessera stock performance and other strategic and financial factors that directly and indirectly influence stockholder value. Accordingly, Tessera sets goals designed to link a substantial portion of each named executive officer’s compensation to Tessera’s overall performance and their own individual performance within Tessera. Tessera provides a base salary to our executive officers, which is typically less than 50% of total compensation opportunities, consistent with our performance-based philosophy. The remainder of our executive officers’ total compensation is composed of incentive-based compensation. The incentive-based compensation programs include annual and long-term awards based on the financial performance of Tessera relative to plan, achievement of corporate and individual objectives and increases in share price. The Compensation Committee allocates total compensation between cash and equity compensation based on a number of objective and subjective factors, including competitive practices among the comparable companies (discussed below), the role and responsibilities of the individual executive, and the nature of the behaviors the incentives are intended to motivate.

Role of the Compensation Committee and Executive Officers in Setting Compensation

The Compensation Committee has the primary authority to approve the compensation provided to Tessera’s executive officers. Consistent with prior years, for 2009, an independent compensation consulting firm, Compensia, Inc., was retained by the Compensation Committee to assist it in the determination of the key elements of the compensation programs. Compensia reports to and is accountable to the Compensation Committee, and may not conduct any other work for Tessera without the authorization of the Compensation Committee. Compensia did not provide any services to Tessera in 2009 beyond its engagement as an advisor to the Compensation Committee on executive compensation matters.

In 2009, Compensia provided advice to the Compensation Committee with respect to competitive practices and the amounts and nature of compensation paid to executive officers in similar organizations. Compensia also advised on, among other things, structuring Tessera’s various compensation programs and determining the appropriate levels of salary, bonus and other awards payable to Tessera’s executive officers.

To aid the Compensation Committee in making its compensation determinations, the Chief Executive Officer and Senior Vice President of Human Resources provide recommendations annually to the Compensation Committee regarding the compensation of all executive officers, excluding themselves. Each named executive officer other than our Chief Executive Officer, in turn, participates in an annual performance review with the Chief Executive Officer to provide input about their contributions to Tessera’s success for the period being assessed. The Compensation Committee gathers data on the Chief Executive Officer’s performance through several channels, including qualitative and quantitative assessments of the Company’s performance, discussions with other members of the management team and discussions with other members of the Board of Directors. Each Compensation Committee meeting usually includes an executive session without members of management present.

Corporate and individual performance goals are generally established at the beginning of the year. The Company’s annual financial plan is formulated by our executive management team and is submitted for review and approval by our Board of Directors. The Chief Executive Officer, the Chief Financial Officer and the Senior Vice President of Human Resources then typically recommend a subset of these goals to the Compensation Committee as the corporate performance goals underlying our annual cash incentive bonus plan and our performance-based restricted stock awards for our named executive officers. We believe that the achievement of these performance goals is dependent in many respects upon the efforts and contributions of our named executive officers and the attainment of their individual performance goals. Our Compensation Committee retains the authority under our bonus plan to authorize bonus payments to named executive officers that are less than the bonus payments that would otherwise be awarded based on our achievement of the performance goals established for our bonus plan. Our Compensation Committee may also grant discretionary bonuses to our named executive officers.

In the beginning of each year, our executive officers work with our Chief Executive Officer to establish their individual performance goals for the year, based on their respective roles within the Company. For example, individual performance goals established for our named executive officers for 2009 included, among others, financial performance of an executive’s area of responsibility, strategic objectives derived from our strategic plan and interdepartmental goals critical to the ongoing success of the business. These individual performance goals in many instances comprise the basis upon which we seek to achieve our broader corporate financial and operating goals for the year. These individual goals are typically designed to support certain aspects of the corporate objectives to ensure consistency in effort, direction and strategy.

Setting Executive Compensation

Tessera reviews competitive compensation practices and the financial performance of comparable companies annually. This analysis provides the necessary background to the Compensation Committee to ensure that compensation opportunities for executives are competitive with compensation practices among comparable companies and that actual compensation paid to executives is appropriately aligned with Tessera’s performance in the past year.

Each year Compensia works with the Compensation Committee to confirm one or more peer groups of companies to be used in the competitive assessment. For 2009, one peer group was developed consisting of technology companies with comparable, revenue, profitability, market capitalization and geographic location. The use of this single peer group of a broad range of technology companies reflects the ongoing evolution of our businesses beyond the semiconductor industry. The peer group was not selected on the basis of executive compensation levels. The peer group was finalized in May 2009. The specific attributes used to develop the peer groups included:

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Industry: As noted above, we used a broad class of technology companies to develop the 2009 peer group, including companies focused on software and software services, computers and computer equipment, networking and information technology infrastructure, semiconductors and semiconductor equipment.

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Revenue: We considered the revenue of the peer companies and generally selected peer companies with last fiscal year revenue in a range of $100 million to $1 billion. We do not base our peer company selection solely on revenue because we feel that with our greater profitability, due to our business model of licensing technology, revenue alone is not appropriate for determining comparable companies.

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Profitability (operating income and net income): We included companies that generally had a track record of profitability, to align with our profitability profile and the differences in our business model as a technology licensing company.

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Market Capitalization: We look at market capitalization to reflect the differences in our business model as a technology licensing company, which we feel would not be accurately reflected if we selected peer companies based solely on annual revenue. We selected companies with a market capitalization at the time of our analysis that was generally within a range of one-third to three times our market capitalization.

•	Geographic Location: U.S. based companies, with an emphasis on firms headquartered in the San Francisco Bay Area.

The peer group for 2009 (which is different from the peer group index utilized in the performance graph included in our annual report on Form 10-K) was comprised of the following companies:

• Adaptec	• Netlogic Microsystems
• Advent Software	• Pericom Semiconductor
• Atheros Communications	• PMC-Sierra
• Blue Coat Systems	• Power Integrations
• Coherent	• Riverbed Technology
• CyberSource Corporation	• Sigma Designs
• Dionex Corporation	• Silicon Image
• Equinix	• Synaptics
• Harmonic	• Tibco Software Inc.
• Informatica Corporation	• Varian
• Ixys	• Volterra Semiconductor
• NetGear	• Wind River Systems

Each year, Compensia surveys the compensation practices of the peer group to assess the competitiveness of Tessera’s compensation programs. Although we maintain the peer group for executive compensation purposes, the peer group compensation data is limited to publicly available information and therefore does not necessarily provide comparisons for all officers by position as is offered by more comprehensive survey data, which has the advantage of including data on executive positions beyond what is available in public filings. In light of this, during 2009, the Compensation Committee also reviewed data from The Radford Executive Survey, which consists of 594 companies throughout the United States primarily from technology industries. We look at multiple cuts of data from the surveys, including national data across industries, Bay Area data across industries and specific industry cuts that are appropriate including scoping the revenue to be consistent with the peer group. With respect to the survey data presented to the Compensation Committee, the identities of the individual companies included in the survey were not provided to the Compensation Committee, and the Compensation Committee did not refer to individual compensation information for such companies.

We believe that by utilizing both publicly available peer group data and the survey data from the published surveys in which Tessera participates, we are able to develop the best set of competitive data for use in making compensation decisions. Note that throughout this document, any reference to pay positioning refers to an approximate average of the peer group and the Radford Executive Survey data sets unless specifically stated otherwise. The compensation review process also evaluates the financial performance of Tessera relative to the peer companies to provide the Compensation Committee with a gauge of Tessera’s comparative performance within its peer group. The financial performance analysis is based on GAAP results for revenue, operating income, net income and stock price performance.

Based on the objectives outlined above, the Compensation Committee strives to set target opportunity compensation levels to be competitive with the market that Tessera competes in for executive talent. Tessera does not, however, guarantee that any executive will receive a specific market-derived compensation level. Actual compensation may be above or below targets based on both the performance of the Company and of the individual. Executives may realize compensation above target levels based on achieving outstanding results. The Compensation Committee does intend, however, for the pay program overall to be aligned with the following philosophical positioning:

•	Base Salary: A named executive officer’s annual base salary is intended to be generally aligned with competitive practices between 25th and 75th percentile levels.

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Annual Cash Incentive Bonus Opportunities: A named executive officer’s annual cash incentive bonus target opportunity is intended to be generally aligned with median competitive practices for on-target performance. Participants may receive a smaller award (or no award) if Tessera does not achieve target and a larger award (capped at a level that approximates the 75th percentile of competitive levels) if Tessera exceeds target.

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Total Equity Incentives: A named executive officer’s total annual equity incentive opportunities (a combination of restricted stock awards and stock options) are intended to be generally aligned with the 75th percentile of competitive practices. This higher on-target positioning relative to annual incentive compensation reflects that annual equity compensation for executive officers (not including new hire awards) is believed to provide an orientation to long term performance and alignment with shareholders. Currently, only newly hired executive officers are awarded time-based restricted stock grants as part of their new hire package.

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Performance-Based Restricted Stock Grant awards will have value based on the share price and achievement of performance goals over multi-year periods. The achievement of performance goals is tied to the vesting of the performance shares, which can range from zero, if goals are not met, to a maximum of 100% of the shares granted, if goals are met or exceeded. The actual award value may therefore fall to as low as zero in the event of poor performance and for the value to rise (share price is uncapped, subject to the maximum number of shares subject to the award) in the event of superior performance.

•	Stock Option Grants are made based on an assessment of individual and company performance, and value (if any) will ultimately depend upon the increase in stock price.

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Other Compensation: The named executive officers also are eligible to receive other elements of compensation, including health and retirement benefits, as described below under “Other Elements of Compensation and Perquisites.” All of these compensation elements are considered by the Compensation Committee in setting the compensation of our executive officers. To the extent that Tessera provides named executive officers with any perquisites or benefits beyond those provided to all other U.S. based employees, such arrangements will be limited in scope and conservative in relation to market practices. We have also entered into severance and change in control agreements with the named executive officers. These agreements are described below under “Severance and Change in Control Arrangements.”

Based on the competitive assessment conducted at the request of the Compensation Committee, Tessera believes that its executive compensation programs for 2009 were generally aligned with the philosophical positioning outlined above, as more specifically described below.

The compensation levels of the named executive officers reflect to a significant degree their varying roles and responsibilities. Mr. Nothhaft, in his role as the Chief Executive Officer and President, had the greatest level of responsibility among our named executive officers and, therefore, received the highest level of pay. This is also consistent with competitive practices among our peer group companies.

Base Salary

The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account the executive’s qualifications, experience, prior salary and competitive salary information. As discussed above, in determining whether to make adjustments to base salaries for our executive officers, the Compensation Committee reviews information regarding compensation paid to individuals holding comparable positions at our peer group companies as well as the relevant market data from the most recent Radford Executive survey. In addition, each year, the Compensation Committee determines whether to approve merit increases to our executive officers’ base salaries based upon the Company’s performance, their individual performance, changes in duties and responsibilities and the recommendations of our Chief Executive Officer and Senior Vice President of Human Resources (except for purposes of determining their own salaries). No formulaic base salary increases are provided to the named executive officers.

In November 2009, the Compensation Committee approved the 2010 annual base salary levels for the named executive officers, which were effective on January 1, 2010. Such base salary levels are as follows: Mr. Nothhaft, $528,000; Mr. Anthofer, $320,000; Mr. Bereziuk, $330,000; and Mr. Cassidy, $310,000. The adjustments to salary represented increases of 5.6%, 6.7%, 0% and 12.7% respectively. The total increases to the executive team were awarded in light of the firm’s strong financial performance for 2009, which was above the 75th percentile of the peer company group based on data available when the decisions were made. Mr. Bereziuk’s salary was not changed from the 2009 level because it was determined to be competitively positioned as well as appropriate relative to the salaries of other Tessera executives. Mr. Cassidy’s base salary level was also increased in light of his promotion to Executive Vice President and General Counsel.

When benchmarked against competitive practices, and reflecting the job responsibilities as of the end of 2009, the base salaries of our executive officers were as follows: Mr. Nothhaft’s base salary approximated the 60th percentile; Mr. Anthofer’s approximated the 50th percentile; Mr. Bereziuk approximated the 60th percentile; and Mr. Cassidy approximated the 75th percentile. Given natural variations in market competitive pay levels as well as individual and business considerations, we believe the current executive salaries are well aligned with benchmark compensation practices.

Annual Cash Incentives

Our named executive officers are eligible to receive an annual cash incentive bonus under our 2007 Performance Bonus Plan for Executive Officers and Key Employees, also known as the Management Bonus Plan.

Annual Cash Incentive Bonus Targets

At the beginning of each year, the Compensation Committee approves threshold, target and maximum bonus opportunities for each named executive officer. Under this program in 2009, the minimum, target and maximum award opportunities were determined as a percentage of base salary:

Position	Minimum	Target	Maximum
Chief Executive Officer	0%	100%	200%
Executive Vice President	0%	60%	120%

These target bonus levels were set following consultation with Compensia and are intended to be generally aligned with median competitive practices of our peer group of companies for on-target performance. Participants may receive a smaller award (or no award) if Tessera does not achieve a target level of performance and a larger award (capped at a level that approximates the 75th percentile of the peer group’s maximum bonus potential) if Tessera exceeds the target level of performance. Payments of above-target bonuses may be made only if Tessera exceeds its corporate financial objectives.

Performance Goals

Bonuses paid to our executive officers under our Management Bonus Plan are based on Tessera’s achievement of certain predetermined corporate performance goals which are established at the beginning of each year and upon an evaluation of the individual officer’s performance for the year. Fifty percent of the executive’s annual bonus is based on the corporate goals and the remaining 50% is based on his performance against his individual goals. The only exception to this is the Chief Executive Officer, whose annual bonus is tied in full to the corporate goals. In determining the compensation awarded to each executive officer based on performance, Tessera evaluates company and individual performance in a number of areas. Both the corporate goals and the individual goals assigned to each executive officer are intended to reward performance that is specifically tied to the executive’s contribution in helping the Company reach or potentially exceed the business plans in the current and future periods. These objectives are designed to be challenging and difficult but not impossible to attain.

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Achievement of the threshold performance metric. In order to ensure that the annual bonus awards under the Management Bonus Plan will qualify as performance-based compensation under Section 162(m) of the Code, which requires that the awards be subject to a pre-established and objective performance objective, the Compensation Committee has set threshold operating income requirements that must be met before any annual bonus will be paid under the Management Bonus Plan. In order for any annual bonus to be paid under the Management Bonus Plan in a given year, Tessera must produce non-negative non-GAAP pre-tax operating income for that year. In the event the threshold performance level is exceeded but applicable corporate and individual target levels are not achieved, the executive officers will earn smaller awards.

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Achievement of annual corporate performance objectives. At the beginning of each fiscal year, the Compensation Committee sets corporate performance goals applicable to the annual bonuses for that year. The corporate performance goals will generally be a combination of financial and strategic objectives that are supportive of Tessera’s strategic plan. For 2009, the amounts payable for corporate performance under Tessera’s annual incentive plan were determined based upon Tessera’s actual performance measured against the following performance criteria:

Performance Criteria	Relative Weight
Revenue, excluding the effect of a one-time settlement 2009 Goal: $250 million	25%
Non-GAAP Pre-tax Operating Income 2009 Goal: $61 million	25%
Strategic Goals	50%

Strategic Corporate Objectives

Our strategic corporate objectives consisted of three areas: (i) strategic goals related to our micro-electronics business, (ii) strategic goals related to our imaging and optics business and (iii) administrative goals for the Company. The strategic goals for our micro-electronics business focused on development of additional intellectual property to enhance our renewal of existing licenses, internal development of specific technologies, licensing of newly developed technologies and development of new areas of innovation for future licensing. The strategic goals for our imaging and optics business focused on licensing key technology to a tier 1 manufacturer/developer; winning a design win in a top mobile account; and transferring the research and development effort from Israel to North Carolina facility. Finally, our administrative strategic goals focused on revising our tax structure to reduce risks of our overall tax profile.

The corporate multiplier for purposes of the plan is determined by averaging Tessera’s actual performance with respect to each of the three corporate criteria (expressed as a percentage). As a result, exemplary performance in one area may be offset against lesser performance in another area.

Achievement of individual performance objectives. In addition, each executive’s performance is also measured against individual objectives that support the overall corporate objectives. As indicated above, individual performance goals established among our named executive officers in 2009 were primarily subjective and included the financial performance of an executive’s area of responsibility, strategic objectives for which the executive has direct responsibility and interdepartmental goals critical to the success of the business. These individual performance goals in many instances comprise the basis upon which we seek to achieve our broader corporate financial and operating goals for the year. The 2009 individual performance objectives were designed to support Tessera’s strategic business plan to be achievable, but to require a substantial effort and initiative on the part of the named executive officers.

Multiplier. To the extent Tessera’s actual achievement as compared to the financial objectives exceeds target levels, the Management Bonus Plan contemplates that a multiplier will be applied to both the corporate and individual performance components. The multiplier will generally be the percentage by which the combined revenue and non-GAAP pre-tax operating income performance exceeding the target levels, subject to the Compensation Committee’s negative discretion to reduce the multiplier.

Incentive amounts to be paid under the Management Bonus Plan may be adjusted by the Compensation Committee to account for unusual events such as extraordinary transactions, asset dispositions and purchases, and mergers and acquisitions if, and to the extent, the Compensation Committee does not consider the effect of such events indicative of company performance. The Compensation Committee also has the right to exercise its discretion to reduce any bonus payment.

2009 Annual Cash Incentive Bonuses

The Compensation Committee reviews and approves the achievement level and incentive payment for each named executive officer under the Management Bonus Plan.

For 2009, the Compensation Committee determined the portion of each named executive officer’s bonus related to corporate performance relative to the goals described above and determined that the total corporate achievement level was 100%, which is the maximum corporate achievement percentage under the plan. The maximum achievement percentage was achieved by averaging Tessera’s achievement with respect to the two financial objectives and the strategic objectives, subject to the 100% maximum. In addition, for 2009, the Compensation Committee awarded an additional 10% achievement as a result of the completion of a one-time settlement.

The Compensation Committee also approved the portion of each named executive officer’s bonus related to individual performance (other than Mr. Nothhaft, whose bonus was based solely on corporate performance) based upon his achievement of individual performance goals established at the beginning of the year and the evaluation of the Chief Executive Officer. Our Chief Executive Officer reviewed each named executive officer’s performance relative to these individual goals and made an initial assessment of such officer’s achievement level as a starting point for the Compensation Committee’s assessment. The Compensation Committee then reviewed the Chief Executive Officer’s assessments and made adjustments to the individual achievement levels as it deemed appropriate based on its assessment of the individual’s performance during 2009.

A multiplier of 125.5%, which was applied to both the corporate and individual performance components, was earned by the combined revenue and non-GAAP pre-tax operating income performance exceeding the target levels. The revenue and non-GAAP pre-tax operating income performance exceeded the target levels by more than 125.5%, but the Compensation Committee exercised its negative discretion to reduce the multiplier to this level.

With respect to Mr. Nothhaft’s bonus, while his bonus was based solely on corporate performance, Mr. Nothhaft suggested that an individual performance component be incorporated into his 2009 bonus, based on the aggregate individual performance of his direct reports. At the recommendation of Mr. Nothhaft, the Compensation Committee approved his recommendation reducing his bonus payout from 110% to 84.69%, which is computed based on the achievements of the corporate performance component weighted at 50% and the aggregate individual performance of his direct reports weighted at 50%. The achievement levels and incentive payments approved by the Compensation Committee for the named executive officers for 2009 are summarized in the table below:

Name	Corporate Achievement Level (50%)	Individual Achievement Level (50%)		Bonus Multiplier	Actual 2009 Bonus
Henry R. Nothhaft	110%	84.69	%(1)	125.5%	$610,840
Michael Anthofer	110%	90%		125.5%	$225,900
Michael Bereziuk	110%	60%		125.5%	$211,217
Bernard J. Cassidy	110%	90%		125.5%	$172,563

(1)	See discussion of the Compensation Committee’s determination of Mr. Nothhaft’s bonus above.

Actual bonus payments are based strictly on the achievement of corporate and individual performance objectives as defined at the beginning of the year. Actual bonus payments are not determined by or benchmarked against competitive levels (it should be noted that, as a practical matter, competitive data on bonus payments for a given year are generally not available when bonuses are being determined).

Equity Incentive Awards

2009 Equity Incentive Program

Tessera’s equity award program is intended to provide executives with opportunities to participate in the appreciation of Tessera’s share price and to create unvested equity award value that will provide a financial incentive for executives to remain with and work for the continued success of the organization. Tessera’s 2009 equity incentive program was comprised of two equity award vehicles:

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Stock Option Awards: Stock options form the basis of Tessera’s long-term incentive program. Stock options align the interests of management and shareholders by rewarding increases in shareholder value.

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Time and Performance-Based Restricted Stock Awards: Beginning in the fall of 2006, the Compensation Committee decided to replace time-based restricted stock awards for top performers with performance-based restricted stock awards. Performance-based restricted stock awards allow key executives to earn full value shares of stock provided the Company achieves its annual performance goals. In 2009, named executive officers received stock options and performance-based awards only with the exception of the newly hired executives, as addressed below.

Tessera conducts an annual focal equity grant for employees, including the named executive officers.

Stock Option Awards

Tessera typically awards stock option grants to executives upon hire and as part of the annual equity award program. Stock option grant guidelines are developed reflecting competitive market practices and the desired mix of long-term incentives between stock options and restricted stock awards.

Stock options granted under the various stock plans generally have a four-year vesting schedule in order to provide an incentive for continued employment and generally expire ten years from the date of the grant, subject to earlier termination in the event of termination of employment. This provides a reasonable time frame in which to align the executive officer with the price appreciation of Tessera’s shares. The exercise price of options granted under the stock plans is 100% of the fair market value of the underlying stock on the date of grant. Under the Tessera Technologies, Inc. Fourth Amended and Restated 2003 Equity Incentive Plan, or the 2003 Equity Plan, the fair market value of Tessera’s common stock is equal to the last closing sales price per share on as reported by the Nasdaq Global Select Market on the date of grant.

In August 2009, stock option awards ranging from 24,000 to 90,000 were awarded to the named executive officers as part of the annual focal award, as disclosed below under “Grants of Plan-Based Awards.” The Compensation Committee considered the pre-established stock option guidelines, the performance and expected contributions of the executive, the executives’ unvested equity holdings and input from the Chief Executive Officer (except with regard to his own compensation) and other members of the Board of Directors in determining individual executive awards.

Time-Based Restricted Stock

As discussed above, we have historically awarded time-based restricted stock to selected new hires and limited numbers of other employees as part of the annual award program. The Compensation Committee believes that restricted stock awards are an effective tool for adding an immediate financial incentive to remain with and work for Tessera that will mitigate potential attempts by labor market competitors to recruit critical employees.

Time-based restricted stock awards granted under the various stock plans generally have a four-year vesting schedule in order to provide an incentive for continued employment.

Time and Performance-Based Equity Restricted Stock Award

In the fall of 2006, the Compensation Committee decided to enhance the restricted stock awards by adding performance requirements to the vesting criteria. The objective of these awards is to:

•	Increase the unvested equity award value for participants in order to add an immediate financial incentive to remain with Tessera;

•	Ensure that equity awards granted to executives are deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, to the maximum extent possible; and

•	Provide a mechanism to reflect the success of the Company in meeting key performance objectives.

To create an award that meets all three criteria, the Compensation Committee developed an award which will vest up to 25% after each of the four full fiscal years following the grant date of the award. Each 25% tranche of the award vests subject to the achievement of three criteria:

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Continued employment. Continued employment through the date the performance results for the relevant fiscal year are certified by the Compensation Committee (no later than 90 days following the end of the year for which performance is being measured).

•	Achievement of the threshold performance metric. In order to ensure that the awards will qualify as performance-based compensation under Section 162(m) of the Code, the Compensation Committee has

set threshold operating income requirements that must be met before any tranche of the award will vest. In order for any shares to vest in a given performance period, Tessera must produce non-negative non-GAAP pre-tax operating income for that performance period. If the threshold level is achieved, the Committee determines the actual vesting percentage based on the achievement of the corporate financial goals (described below) set at the beginning of the year. This achievement level is included to ensure that these awards constitute performance-based compensation for purposes of Section 162(m) of the Code, which requires that the awards be subject to a pre-established and objective performance objective. It is anticipated that the annual performance goals described below will be more difficult to achieve.

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Achievement of the annual performance objectives. At the beginning of each fiscal year, the Compensation Committee sets performance goals applicable to the tranche of the performance-based restricted stock award scheduled to vest that given year. The performance goals will generally be a combination of financial and strategic objectives that are supportive of Tessera’s strategic plan. For 2009 awards, the annual performance objectives are the same as the corporate objectives under the Management Bonus Plan and have the same weightings. Provided that the threshold performance metric was satisfied, between 0% and 100% of each tranche will vest based on the achievement against these objectives, which achievement is determined on the same basis as achievement for purposes of the Management Bonus Plan. The performance-based vesting is subject to a threshold level of operating income performance in each year. For 2009, the goals were the same as the corporate financial objectives in the annual bonus program, therefore, the vesting percentage was determined to be 100%.

During 2009, as part of the annual focal process for equity awards, performance-based awards of 15,000 to 45,000 were awarded to our named executive officers based on the same criteria discussed above in conjunction with the stock option awards, as disclosed below under “Grants of Plan-Based Awards.” The performance-based awards are intended to comprise approximately 25% of the total equity award opportunity for the named executive officers and will vest based upon achievement relative to the three criteria described above during 2010. The grants differed based on the position responsibilities of each executive and where they stood in performance and current holdings.

Overall, equity awards to executives who were not hired during the year fell between the market 75th and 90th percentile based on the grant date value of the awards. However, this value does not explicitly consider the risk associated with the additional performance requirements that determine vesting of the performance-based restricted shares. The Committee believes that considering the additional performance requirements on the vesting of the performance-based restricted shares, the awards are comparable to market 75th percentile award levels.

Severance and Change in Control Agreements

In 2009, we entered into amended change in control agreements and severance agreements with certain of our executive officers to provide severance and/or change in control benefits. The Committee believes these types of agreements are essential in order to attract and retain qualified executives and promote stability and continuity in our senior management team. We believe that the stability and continuity provided by these agreements are in the best interests of our stockholders. For details, see “Severance and Change in Control Arrangements” below.

401(k) Plan

Tessera has a Section 401(k) Savings/Retirement Plan (the “401(k) Plan”) to cover eligible employees of Tessera and any designated affiliate in the United States. The 401(k) Plan permits eligible employees of Tessera to defer up to the maximum dollar amount allowed by law. The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. Tessera currently makes discretionary matching contributions to the 401(k) Plan in an amount equal to fifty percent of deferrals up to a maximum of three percent of the participant’s annual base pay and subject to certain other limits. Employer contributions to the Plan are vested as follows: 25% after one year of service, 50% after two years of service, 75% after three years of service and 100% after four years of service. Employees of Tessera 21 years of age or older are eligible to participate in the 401(k) Plan as of the date of hire.

The Company does not maintain any other defined benefit, defined contribution or deferred compensation plans for its employees.

Other Elements of Compensation and Perquisites

Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including our executive officers. In addition, Tessera provides certain highly-compensated employees, including our named executive officers, with supplemental long-term disability coverage. For purposes of eligibility for this coverage, highly-compensated employees are defined as those employees whose monthly income is higher than $13,333, or $160,000 per year. The named executive officers are eligible to participate in this program along with other eligible employees. Other than as described in this section, we do not provide any special perquisites or health or welfare benefits to our named executive officers that are not available to all of our employees.

Other Compensation Policies

We do not have stock ownership requirements and currently do not have any policy for recovering awards or payments in the event of a financial restatement or other situations.

Tessera’s insider trading policy prohibits directors, officers, employees and all persons living in their households from trading any type of security, whether issued by Tessera or other companies with which Tessera does business, while aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Additionally, Tessera restricts trading by its directors and officers, as well as other categories of employees who may be expected in the ordinary course of performing their duties to have access to material non-public information, to quarterly trading windows that begin one full trading day following the public disclosure of Tessera’s quarterly or annual financial results and that ends at 5:00 pm Eastern Time on the first day of the last month in each fiscal quarter. Furthermore, the insider trading policy requires that certain specified individuals meet with representatives of Tessera’s legal department to confirm that they are not in possession of material non-public information prior to trading any Tessera security during open window periods.

In early 2010, management assessed our compensation policies and programs for all employees for purposes of determining the relationship of such policies and programs and the enterprise risks faced by Tessera and presented its assessment to our Compensation Committee. Based on its assessment, management recommended, and the Compensation Committee concluded, that none of our compensation policies or programs create risks that are reasonably likely to have a material adverse effect on Tessera. In connection with their review, management and the Compensation Committee noted certain key attributes of our compensation policies and programs that help to reduce the likelihood of excessive risk taking, including:

•	The program design provides a balanced mix of cash and equity compensation, fixed and variable compensation and annual and long-term incentives;

•	Corporate performance objectives are designed to be consistent with Tessera’s overall business plan and strategy, as approved by the Board of Directors;

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The determination of executive incentive awards is based on a review of a variety of indicators of performance, including both financial and non-financial goals, reducing the risk associated with any single indicator of performance;

•	Incentive payments are capped at 200% of target;

•	Tessera grants a mix of stock options and restricted stock awards, which awards vest over four year periods (and in some cases are also subject to performance objective achievement); and

•	The Compensation Committee has the right to exercise negative discretion over executive incentive plan payments.

Tax and Accounting Treatment of Elements of Executive Compensation

Tessera aims to compensate the named executive officers in a manner that is tax effective for Tessera without sacrificing the effectiveness of the incentive programs being offered to executives. In practice, all of the annual cash compensation delivered by Tessera to date has been tax-deductible under Section 162(m) of the Internal Revenue Code, as amended. Section 162(m) of the Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1 million paid to its chief executive officer and its four most highly compensated executive officers. Performance-based compensation tied to the attainment of specific goals is excluded from the limitation. In early 2007, the Compensation Committee evaluated whether Tessera should take action with respect to the tax deductibility of Tessera’s executive compensation under Section 162(m), and generally concluded that it would be advisable for the Company to undertake the necessary steps to cause the Company’s performance-based cash bonus payments to executive officers to qualify as potential performance-based compensation plans under Section 162(m). Stockholders approved the Management Bonus Plan at our 2007 Annual Meeting of Stockholders, and the Board of Directors intends to generally administer such plan in the manner required to make future payments under the Management Bonus Plan that constitute qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee has taken steps to ensure that certain equity-based compensation to Tessera’s named executive officers constitutes qualified performance-based compensation under Section 162(m). The Board of Directors, however, retains the discretion to pay discretionary bonuses or other types of compensation outside of the plans which may or may not be tax deductible.

We account for stock-based awards to our employees under the rules of Accounting Standards Codification Topic 718, “Compensation-Stock Compensation,” which requires us to record the compensation expense over the service period of the award. Accounting rules also requires us to record cash compensation as an expense at the time the obligation is accrued.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The table below sets forth, for the fiscal years ended December 31, 2009, 2008 and 2007, the salary and bonus earned by and other compensation paid to our principal executive officer and our principal financial officer during the fiscal year ended December 31, 2009 and each of our two other executive officers who were serving in such capacities as of December 31, 2009. These four officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Henry R. Nothhaft	2009	499,654		—		1,177,200	1,288,179	610,840	5,500	(3)	3,581,373
Chairman of the Board, President and Chief Executive Officer	2008	183,219	(4)	—		1,153,008	3,724,683	152,373	72	(5)	5,213,355

Michael Anthofer	2009	299,693		—		392,400	357,828	225,900	11,612	(6)	1,287,433
Executive Vice President and Chief Financial Officer	2008	66,923	(7)	—		372,725	1,222,620	41,096	2,423	(8)	1,705,787

Michael Berezuik	2009	330,000		—		392,400	500,959	211,217	9,633	(9)	1,444,209
Executive Vice President,	2008	329,308		—		355,482	1,189,278	141,570	9,227	(10)	2,024,865
Imaging and Optics	2007	299,712		10,000	(11)	186,050	485,121	169,650	12,589	(12)	1,163,122

Bernard Cassidy	2009	275,000		—		392,400	343,514	172,563	9,728	(14)	1,193,205
Executive Vice President and General Counsel (13)

(1)	The amounts in this column reflect the aggregate grant date fair value of stock awards granted in the fiscal year, as determined in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. The values do not reflect whether the recipient has actually realized a financial benefit from these awards and has been computed based upon the probable outcome of the performance conditions as of the grant date. The probable outcome of performance-based awards has been determined to be the potential maximum value of the awards. The assumptions used to calculate the fair value of awards are set forth under Note 11 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 25, 2010.
(2)	The amounts in this column reflect the aggregate grant date fair value of option awards granted in the fiscal year, as determined in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. The values do not reflect whether the recipient has actually realized a financial benefit from these option awards. The assumptions used to calculate the fair value of awards are set forth under Note 11 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 25, 2010.
(3)	Consists of $5,550 in 401(k) matching contributions by the Company for the benefit of Mr. Nothhaft.
(4)	Mr. Nothhaft joined the Company as an employee and began serving as our Vice Chairman on April 25, 2008 until August 5, 2008 when he became our President and Chief Executive Officer. This amount represents his base salary of $3,000 per month for the period from April 25, 2008 through August 5, 2008 for serving as our Vice Chairman and a prorated portion of his annual base salary, which was $455,000 for the period from August 5, 2008 through December 31, 2008 as our President and Chief Executive Officer.
(5)	Represents life insurance and long-term disability premiums paid by the Company for the benefit of Mr. Nothhaft.
(6)	Consists of $7,350 in 401(k) matching contributions by the Company for the benefit of Mr. Anthofer and $4,262 in life insurance and long-term disability premiums paid by the Company for the benefit of Mr. Anthofer.
(7)	Mr. Anthofer joined the Company on September 29, 2008 as our Executive Vice President and Chief Financial Officer. This amount represents a prorated portion of his annual base salary, which was $290,000.
(8)	Consists of $2,008 in 401(k) matching contributions and $415 in life insurance and long-term disability premiums, paid by the Company for the benefit of Mr. Anthofer.
(9)	Consists of $5,669 in 401(k) matching contributions and $3,964 in life insurance and long-term disability premiums, paid by the Company for the benefit of Mr. Bereziuk.
(10)	Consists of $5,310 in 401(k) matching contributions and $3,917 in life insurance and long-term disability premiums, paid by the Company for the benefit of Mr. Bereziuk.
(11)	Represents a spot bonus paid to Mr. Bereziuk.
(12)	Consists of $6,750 in 401(k) matching contributions and $5,839 in life insurance and long-term disability premiums, paid by the Company for the benefit of Mr. Bereziuk.
(13)	Mr. Cassidy became a named executive officer in 2009.
(14)	Consists of $5,712 in 401(k) matching contributions and $4,016 in life insurance and long-term disability premiums, paid by the Company for the benefit of Mr. Cassidy.

Grants of Plan-Based Awards

The table below sets forth information concerning grants of plan-based awards in 2009 to our named executive officers.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Option Awards: Number of Shares of Stock or Units (#)	Exercise or Base Price of Option Awards ($) (3)(4)	Grant Date Fair Value of Stock and Option Awards ($) (5)	Closing Share Price on Date of Grant ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Henry R. Nothhaft	8/19/2009				—	45,000	—	—	—	1,177,200	26.16
	8/19/2009	—	500,000	1,000,000				90,000	26.16	1,288,179	—

Michael Anthofer	8/19/2009				—	15,000	—	—	—	392,400	26.16
	8/19/2009		180,000	360,000				25,000	26.16	357,828	—

Michael Bereziuk	8/19/2009				—	15,000	—	—		392,400	26.16
	8/19/2009		198,000	396,000				35,000	26.16	500,959	—

Bernard Cassidy	8/19/2009				—	15,000	—	—	—	392,400	26.16
	8/19/2009		137,500	275,000				24,000	26.16	343,514	—

(1)	These awards were granted under the Company’s 2007 Performance Bonus Plan for Executive Officers and Key Employees, or the Management Bonus Plan (“MBP”), and are based on 2009 corporate performance objectives, including objectives relating to revenue and non-GAAP pre-tax operating income targets, as well as corporate strategic objectives, and in the case of executives other than the Chief Executive Officer, certain individual performance objectives in addition to the corporate strategic objectives. See further details in the “2009 Annual Cash Incentive Bonuses” section of the Compensation Discussion and Analysis section above.
(2)	Restricted stock units granted on August 19, 2009 shall vest in four consecutive installments, with each installment vesting on the measurement date following the applicable performance period with respect to a number of shares not to exceed 25% of the shares subject to the award, in each case, upon achievement of the performance objective and provided participant continues his status as a service provider on the applicable measurement date, with the first installment vesting on the measurement date following the performance period commencing in fiscal 2009; provided, however, that the Compensation Committee shall have the discretion to reduce the number of award shares that may vest with respect to a given installment based on the extent to which the MBP Objectives are achieved with respect to the applicable performance period. The restricted stock units are subject to acceleration of vesting pursuant to agreements entered into with the respective executive officers as described and referenced under “Severance and Change in Control Arrangements” below.
(3)	All options were granted under the 2003 Equity Plan, with an exercise price equal to fair market value, as determined in accordance with the terms of the 2003 Equity Plan, on the date of grant, and are subject to acceleration of vesting pursuant to agreements entered into with the respective executive officers as described and referenced under “Severance and Change in Control Arrangements,” and will vest in accordance with the following schedule, to the extent the executive is employed with the Company on the vesting date: The stock options granted to Messrs. Nothhaft, Anthofer, Bereziuk and Cassidy will vest 1/48th monthly starting from the grant dates, to the extent the executive is employed with or retained as a consultant by the Company on the vesting date.
(4)	The exercise price of all options granted in 2009 under the 2003 Equity Plan is equal to the closing price of our common stock on the date of grant.
(5)	The grant date fair value of the stock and option awards was determined in accordance with ASC Topic 718. The assumptions used to calculate the value of stock and option awards are set forth under Note 11 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 25, 2010. The values of performance-based stock awards have been computed based upon the probable outcome of the performance conditions as of the grant date. The probable outcome of performance-based awards has been determined to be the potential maximum value of the awards.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information concerning the number and value of unexercised stock options and unvested stock awards held by the named executive officers at December 31, 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights That Have Not Vested (#) (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Henry R. Nothhaft (4)	10,000	—		$29.13	5/18/2015	30,000	698,100	45,000	1,047,150
	3,000	—		$28.20	5/17/2016	—	—	—	—
	3,000	—		$44.27	5/16/2017	—	—	—	—
	21,887	—		$21.93	3/27/2018	—	—	—	—
	3,797	—		$19.75	5/14/2018	—	—	—	—
	125,000	250,000		$18.89	8/3/2018	—	—	—	—
	7,500	82,500		$26.16	8/18/2019	—	—	—	—

Michael Anthofer	16,875	103,125	(5)	$14.91	9/28/2018	18,750	436,313	15,000	349,050
	2,083	22,917		$26.16	8/18/2019	—	—	—	—

Michael Berezuik	143,750	6,250	(5)	$32.93	2/2/2016	3,333	77,559	38,000	884,260
	31,667	8,333		$34.78	10/9/2016	—	—	—	—
	23,333	16,667		$37.21	8/26/2017	—	—	—	—
	14,688	45,312		$19.75	5/14/2018	—	—	—	—
	3,125	36,458		$17.36	11/24/2018	—	—	—	—
	2,917	32,083		$26.16	8/18/2019	—	—	—	—

Bernard J. Cassidy	40,625	109,375		$17.81	11/16/2018	15,000	349,050	15,000	349,050
	1,900	22,000		$26.16	8/18/2019	—	—	—	—

(1)

All stock options have a ten year term from the grant date. Unless otherwise noted, all stock options vest 1/48th monthly starting from the grant dates, to the extent the executive is employed with or retained as a consultant by the Company on the vesting date. All stock options are subject to acceleration of vesting pursuant to agreements entered into with the respective executive officers as described and referenced under “Severance and Change in Control Arrangements” below.

(2)	Unless otherwise noted, all stock awards (other than Equity Incentive Plan Awards) vest 25% after each of the four full fiscal years following the grant date of the award. All stock awards (including Equity Incentive Plan Awards) are subject to acceleration of vesting pursuant to agreements entered into with the respective executive officers as described and referenced under “Severance and Change in Control Arrangements” below.
(3)	This value is based on the December 31, 2009 closing price of our common stock of $23.27 as reported by the Nasdaq Global Select Market.
(4)	Mr. Nothhaft joined the Company as an employee and began serving as our Vice Chairman on April 25, 2008, currently serves as our Chairman of the Board, President and Chief Executive Officer and has served on the Board of Directors since 2004. The information represents all unexercised stock options and unvested stock awards held by Mr. Nothhaft as of December 31, 2009.
(5)	These stock options vest as follows: 25% of the total number of shares subject to the stock options vest on the first anniversary of the grant date and the remainder vest in equal monthly installments over the three year period thereafter.

Option Exercises and Stock Vested

The table below sets forth information concerning the number of stock options exercised in 2009 and the value realized upon their exercise by the named executive officers, as well as the number of shares acquired on vesting of stock awards in 2009 and the value realized upon vesting by such officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Henry R. Nothhaft	—	—	10,949	298,061
Michael Anthofer	30,000	484,038	6,250	173,869
Michael Bereziuk	25,417	254,263	8,300	155,613
Bernard J. Cassidy	100	370	5,000	123,245

(1)	Amounts realized upon exercise of options are calculated by subtracting the exercise price of the options from the fair market value of the underlying shares at exercise.
(2)	Amounts realized from the vesting of stock awards are calculated by multiplying the number of shares that vested by the fair market value of a share of our common stock on the vesting date.

Severance and Change in Control Arrangements

Tessera provides for certain severance benefits in the event that an executive’s employment is involuntarily or constructively terminated. In addition, Tessera provides enhanced severance benefits in the event that such a termination occurs within 18 months following a change in control. Such severance benefits are designed to alleviate the financial impact of an involuntary termination through salary, bonus and health benefit continuation and with the intent of providing for a stable work environment. We believe that reasonable severance benefits for our named executive officers are important because it may be difficult for our named executive officers to find comparable employment within a short period of time following certain qualifying terminations. Tessera also believes these benefits are a means reinforcing and encouraging the continued attention and dedication of key executives of Tessera to their duties of employment without personal distraction or conflict of interest in circumstances which could arise from the occurrence of a change in control. We believe that the interests of stockholders will be best served if the interests of our senior management are aligned with them, and providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of stockholders.

Tessera extends change in control benefits because they are essential to help Tessera fulfill its objectives of attracting and retaining key managerial talent. These agreements are intended to be competitive within our industry and company size and to attract highly qualified individuals and encourage them to be retained by Tessera. While these arrangements form an integral part of the total compensation provided to these individuals and are considered by the compensation committee when determining executive officer compensation, the decision to offer these benefits did not influence the compensation committee’s determinations concerning other direct compensation or benefit levels. The compensation committee has determined that such arrangements offer protection that is competitive within our industry and company size and to attract highly qualified individuals and encourage them to be retained by Tessera. In making the decision to extend the benefits, the compensation committee relied on the assurances of its independent advisor that the programs are representative of market practice, both in terms of design and cost.

Severance Agreements

In April 2009, Tessera entered into severance agreements with each of the named executive officers. The severance agreements provide that, in the event a named executive officer’s employment is terminated by us without cause or the executive resigns for good reason, the executive will be entitled to receive the following payments:

•	his fully earned but unpaid base salary and his earned but unpaid vacation through the date of termination;

•	a lump sum cash payment equal to 75% of the executive’s base salary (200% of base salary for the Chief Executive Officer);

•	continuation of health benefits for a period of 9 months following the date of termination (12 months for the Chief Executive Officer); and

•

9 months’ vesting credit for any outstanding stock awards (other than stock awards that vest based on the achievement of performance objectives) (12 months’ vesting credit for the Chief Executive Officer).

The severance benefits described above will be paid upon the executive’s execution of a general release of claims in favor of Tessera.

2009 Amended and Restated Change in Control Severance Agreements

In April 2009, Tessera entered into amended and restated change in control severance agreements, with each of the named executive officers. The 2009 agreements superseded the 2008 change in control severance agreements for the named executive officers, the terms of which are described below.

Each of the change in control severance agreements has a three year term, which term may be renewed by the mutual agreement of the executive and Tessera. The change in control severance agreements provide that, in the event an executive’s employment is terminated by us without cause or the executive resigns for good reason within 18 months following a change in control, the executive will be entitled to receive the following payments:

•	his fully earned but unpaid base salary and his earned but unpaid vacation through the date of termination;

•

a lump sum cash payment equal to a specified percentage of the executive’s base salary (300% of base salary for the Chief Executive Officer and 160% of base salary for the other named executive officers);

•	continuation of health benefits for a period of 12 months following the date of termination (24 months for the Chief Executive Officer); and

•	full vesting of any outstanding unvested stock awards.

The severance benefits payable under the change in control severance agreements will be reduced by any severance benefits payable by Tessera to the executive under any other policy, plan, program, agreement or arrangement as a result of his termination by us without cause or resignation for good reason, including any severance agreement. The severance benefits described above will be paid upon the executive’s execution of a general release of claims in favor of Tessera.

Defined Terms

For purposes of both the severance agreements and the change in control severance agreements, “cause” means, generally executive’s gross negligence or willful misconduct in the performance of his duties where such gross negligence or willful misconduct has resulted or is likely to result in material damage to our company, the executive’s willful and habitual neglect of or failure to perform his duties if not cured within 30 days following notice of such neglect or failure, the executive’s commission of any act of fraud or dishonesty with respect to our company that causes harm to our company or is intended to result in substantial personal enrichment, the executive’s failure to cooperate with us in any investigation or formal proceeding initiated by a governmental authority or otherwise approved by our Board of Directors or the Audit Committee of the Board of Directors if not cured within 30 days following notice of such failure, the executive’s material violation of our confidentiality and proprietary rights agreement or any similar agreement with the company, or the executive’s material breach of any obligation or duty under the agreement or any written employment or other written policies of our company if not cured within 30 days following notice of such breach.

For purposes of both the severance agreements and the change in control severance agreements, “good reason” means, generally, a material diminution in the executive’s authority, duties or responsibilities, a material diminution in the executive’s base compensation, unless such a reduction is imposed across-the-board to senior management, a material change in the geographic location at which the executive must perform his duties, or any other action that constitutes our material breach of the agreement.

For purposes of both the severance agreements and the change in control severance agreements, “change in control” is generally defined as:

•

a merger or consolidation in which the company is a party, other than a merger or consolidation which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities; or

•	the sale of all or substantially all of our assets.

2003 Equity Plan

We routinely grant our executive officers stock awards pursuant to our 2003 Equity Plan. For a description of the change in control provisions applicable to such stock awards under our 2003 Equity Plan, please see “Potential Payments Upon Change in Control and Termination,” below.

Potential Payments Upon Change in Control and Termination

The following table summarizes potential change in control and severance payments to each named executive officer in the event of (1) a termination of employment as a result of the named executive officer’s resignation for good reason or termination of employment by us other than for cause, and (2) such a termination within 18 months following a change in control. The table assumes that the termination and change in control, if applicable, occurred on December 31, 2009. For purposes of estimating the value of amounts of equity compensation to be received in the event of a termination of employment or change in control, we have assumed a price per share of our common stock of $23.27, which represents the closing market price of our common stock as reported by the Nasdaq Global Select Market on December 31, 2009, the last trading day of 2009.

We entered into amended change in control severance agreements and new severance agreements with certain of the named executive officers on April 3, 2009, as described above under “Severance and Change in Control Arrangements.” The table below reflects the potential payments under these agreements that were in effect as of December 31, 2009.

Name	Benefit Type	Payment in the Case of a Resignation for Good Reason or a Termination Other Than for Cause ($)		Payment in the Case of a Resignation for Good Reason or a Termination Other Than for Cause, if Within 18 Months Following a Change in Control ($)
Henry R. Nothhaft	Cash Payments	1,000,000	(1)	1,500,000	(2)
	Value of Stock Award Acceleration	643,315	(3)	2,840,175	(3)
	Value of health benefits	12,203	(4)	24,405	(5)

Michael Anthofer	Cash Payments	225,000	(1)	480,000	(2)
	Value of Stock Award Acceleration	380,556	(3)	1,647,454	(3)
	Value of health benefits	13,125	(4)	17,499	(5)

Michael Bereziuk	Cash Payments	247,500	(1)	528,000	(2)
	Value of Stock Award Acceleration	153,375	(3)	1,336,746	(3)
	Value of health benefits	9,152	(4)	12,203	(5)

Bernard J. Cassidy	Cash Payments	206,250	(1)	440,000	(2)
	Value of Stock Award Acceleration	153,563	(3)	1,295,258	(3)
	Value of health benefits	13,125	(4)	17,499	(5)

(1)	All cash payments under the severance agreements are payable in a lump sum equal to a specified percentage of the executive’s base salary (200% of base salary for the Chief Executive Officer and 75% for the other named executive officers).
(2)	All cash payments under the change in control severance agreements are payable in a lump sum equal to a specified percentage of the executive’s base salary (300% of base salary for the Chief Executive Officer and 160% of base salary for the other named executive officers). The severance benefits payable under the change in control severance agreements will be reduced by any severance benefits payable by Tessera to the executive under any other policy, plan, program, agreement or arrangement as a result of his termination by us without cause or resignation for good reason, including any severance agreement.
(3)	Represents the value of those stock awards that would vest based on the difference between the exercise or purchase price, if any, and $23.27, which was the closing price of our common stock as reported by the Nasdaq Global Select Market on December 31, 2009.
(4)	Represents the cost of 9 months of continued health coverage (12 months for our Chief Executive Officer).
(5)	Represents the cost of 12 months of continued health coverage (24 months for our Chief Executive Officer).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2009, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our capital stock or any member of their immediate families had or will have a direct or indirect material interest other than the compensatory transactions described above and the agreements and transactions described below.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. As permitted by the Delaware General Corporation Law, we have adopted provisions in our restated certificate of incorporation that limit or eliminate the personal liability of our directors to us for monetary damages for a breach of their fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

•	any transaction from which the director derived an improper personal benefit.

Pursuant to our restated certificate of incorporation and bylaws, we are obligated, to the maximum extent permitted by Delaware law, to indemnify each of our directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. A “director” or “officer” includes any person who is or was a director or officer of us, is or was serving at our request as a director or officer of another enterprise or was a director or officer of a corporation which was a predecessor corporation of us or of another enterprise at the request of the predecessor corporation. Pursuant to our restated certificate of incorporation and bylaws, we also have the power to indemnify our employees to the extent permitted under Delaware law. Our restated certificate of incorporation and bylaws provide that our Board of Directors may authorize the advancement of expenses for the defense of any action for which indemnification is required or permitted. Our restated certificate of incorporation and bylaws permit us to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of us or, at our request, served in such a capacity for another enterprise.

We have entered into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. The indemnification agreements require us, among other things, to:

•	indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors; and

•	advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation or proceeding that may result in claims for indemnification.

Consulting and Employment Arrangements

Until April 3, 2009, Dr. Joseph, a member of our Board of Directors, was engaged as a part-time employee of the Company to provide business development and strategic planning advice and assistance relating to government research and development contracts and semiconductor and wireless opportunities. Dr. Joseph received a salary of $43,269 in 2009.

On April 3, 2009, Dr. McWilliams, a member of our Board of Directors, and the Company entered into a consulting agreement whereby Dr. McWilliams agreed to provide strategic advice to the Company for consulting fees of $120,000 per year and the continued vesting of his stock options and restricted stock grants for so long as he continues to provide consulting services to the Company. Dr. McWilliams received $80,948 in 2009 under this agreement. Effective March 31, 2010, Dr. McWilliams’ consulting agreement was amended to eliminate the consulting fee of $120,000 per year, but Dr. McWilliams’ stock options and restricted stock grants will continue to vest for so long as he continues to provide consulting services to the Company.

Procedures for Approval of Related Person Transactions

As provided by the Company’s written Audit Committee Charter, the Audit Committee must review all related party transactions on an ongoing basis, and approve any related party transaction. The Company’s written Code of Business Conduct and Ethics Policy requires that all directors, officers and employees make appropriate disclosure of any situation that could give rise to a conflict of interest to the Company’s General Counsel.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock by (i) each director and each nominee to become a director, (ii) each named executive officer, (iii) all directors, nominees and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our common stock as of March 8, 2010.

The number of shares of common stock outstanding used in calculating the percentage for each listed person or entity includes common stock underlying options held by the person or entity that are exercisable within 60 days of March 8, 2010, but excludes common stock underlying options held by any other person or entity. Percentage of beneficial ownership is based on 50,147,938 shares of common stock outstanding as of March 8, 2010.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total Class
Executive Officers, Directors and Nominees
Henry R. Nothhaft (1)	312,910	*
Michael Anthofer (2)	67,292	*
Michael Bereziuk (3)	291,218	*
Bernard J. Cassidy (4)	89,025	*
Robert J. Boehlke (5)	71,008	*
Nicholas E. Brathwaite (6)	31,414	*
John B. Goodrich (7)	51,260	*
Al S. Joseph, Ph.D. (8)	173,867	*
Bruce M. McWilliams, Ph.D. (9)	421,051	*
David C. Nagel, Ph.D. (10)	81,008	*
Robert A. Young Ph.D. (11)	534,618	1.1%
All current executive officers, directors and nominees to become a director as a group (eleven persons) (12)	2,124,671	4.1%
5% Stockholders
FMR LLC (13)	6,475,882	12.9%
Morgan Stanley (14)	3,700,189	7.4%
Brookside Capital Trading Fund, L.P. (15)	3,345,828	6.7%
BlackRock, Inc. (16)	2,725,662	5.4%
Porter Orlin LLC (17)	2,686,396	5.4%
Adage Capital Partners, L.P. (18)	2,613,300	5.2%

*	Represents beneficial ownership of less than 1%.
(1)	Includes 220,747 shares issuable upon exercise of outstanding options held by Mr. Nothhaft, exercisable within 60 days of March 8, 2010.
(2)	Includes 33,542 shares issuable upon exercise of outstanding options held by Mr. Anthofer, exercisable within 60 days of March 8, 2010.
(3)	Includes 245,728 shares issuable upon exercise of outstanding options held by Mr. Bereziuk, exercisable within 60 days of March 8, 2010.
(4)	Includes 57,025 shares issuable upon exercise of outstanding options held by Mr. Cassidy, exercisable within 60 days of March 8, 2010.
(5)	Includes 41,211 shares issuable upon exercise of outstanding options held by Mr. Boehlke, exercisable within 60 days of March 8, 2010.
(6)	Includes 17,617 shares issuable upon exercise of outstanding options held by Mr. Brathwaite, exercisable within 60 days of March 8, 2010.

(7)	Includes 47,463 shares issuable upon exercise of outstanding options held by Mr. Goodrich, exercisable within 60 days of March 8, 2010. 3,197 shares are held by Morgan Stanley DW, Inc. as custodian for the benefit of Mr. Goodrich.
(8)	Includes 137,617 shares issuable upon exercise of outstanding options held by Dr. Joseph, exercisable within 60 days of March 8, 2010.
(9)	Includes 332,931 shares issuable upon exercise of outstanding options held by Dr. McWilliams, exercisable within 60 days of March 8, 2010.
(10)	Includes 71,211 shares issuable upon exercise of outstanding options held by Dr. Nagel, exercisable within 60 days of March 8, 2010.
(11)	Includes 51,211 shares issuable upon exercise of outstanding options held by Dr. Young, exercisable within 60 days of March 8, 2010.
(12)	Includes 1,256,303 shares issuable upon exercise of outstanding options held by current officers and directors as a group, exercisable within 60 days of March 8, 2010.
(13)	Includes 5,806,501 shares beneficially held by Fidelity Management & Research (“Fidelity”), an investment advisor and wholly owned subsidiary of FMR LLC. Fidelity Growth Company Fund held 4,021,903 shares. FMR LLC, Fidelity and Fidelity Growth Company Fund have their principal business offices at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity and the funds each has sole power to dispose of the 5,806,501 shares owned by the funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. Members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees. The information in this table is based solely on information contained in Schedule 13G filed with the SEC on January 11, 2010 by FMR LLC.
(14)	Morgan Stanley Investment Management, Inc. is a wholly owned subsidiary of Morgan Stanley and beneficially owns 2,984,761 shares. The address for Morgan Stanley is 1585 Broadway, New York, NY 10036. The address for Morgan Stanley Investment Management, Inc., is 522 Fifth Avenue, New York, NY 10036. The information in this table is based solely on information contained in Schedule 13G filed with the SEC on February 12, 2010 by Morgan Stanley and Morgan Stanley Investment Management, Inc.
(15)	Brookside Capital Investors II, L.P., is the sole general partner of the Brookside Capital Trading Fund, L.P. Brookside Capital Management, LLC, is the sole general partner of Brookside Capital Investors II, L.P. Domenic J. Ferrante is the sole managing member of Brookside Capital Management LLC. The address for Brookside Capital Trading Fund, L.P., is 111 Huntington Avenue, Boston, MA 02199. The information in this table is based solely on information contained in Schedule 13G/A filed with the SEC on February 16, 2010 by Brookside Capital Trading Fund, L.P.
(16)	The address for BlackRock, Inc., is 40 East 52nd Street, NY 10022. The information in this table is based solely on information contained in Schedule 13G filed with the SEC on January 29, 2010 by BlackRock, Inc.
(17)	2,686,396 shares are also beneficially owned by A. Alex Porter, Paul Orlin, Geoffrey Hulme and Jonathan W. Friedland. The address for Porter Orlin LLC and each of the individuals named above is 666 Fifth Avenue, 34th Floor, NY 10103. The information in this table is based solely on information contained in Schedule 13G filed with the SEC on February 16, 2010 by Porter Orlin LLC.
(18)	2,613,300 shares are also beneficially owned by Adage Capital Partners GP, L.L.C., the general partner of Adage Capital Partners, L.P., Adage Capital Advisors, L.L.C., the managing member Adage Capital Partners GP, L.L.C., and Robert Atchinson and Phillip Gross, each a managing member of Adage Capital Advisors, L.L.C. The address for Adage Capital Partners, L.P. and each of the entities and persons named above is 200 Clarendon Street, 2nd Floor, Boston, MA 02116. The information in this table is based solely on information contained in Schedule 13G/A filed with the SEC on February 16, 2010 by Adage Capital Partners, L.P.

EQUITY COMPENSATION PLAN INFORMATION

We have five equity compensation plans that have been approved by our stockholders: the Fourth Amended and Restated 2003 Equity Incentive Plan, the 1999 Stock Plan, the Amended and Restated 1996 Stock Plan, the 1991 Stock Option Plan, and the 2003 Employee Stock Purchase Plan. We have two equity compensation plans that have not been approved by our stockholders: the Equity Incentive Plan for New Israeli Employees and the International Employee Stock Purchase Plan. The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise of outstanding options, warrants and rights, and the number of securities remaining available for future issuance under all of our equity compensation plans, at December 31, 2009:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	5,858,758	(1)	22.74	3,251,869	(2)
Equity compensation plans not approved by security holders	—		—	200,000	(3)
Total	5,858,758		22.74	3,451,869

(1)	Includes 395,450 shares outstanding related to performance-based awards. See the table below under “Restricted Stock Awards” for further details.
Under the 2003 Equity Plan, the Company granted replacement options to purchase an aggregate of 926,548 shares of common stock on July 1, 2009 in exchange for 1,137,642 shares tendered under a one-time stock option exchange program approved by our stockholders at the 2009 Annual Meeting.
(2)	Includes 2,683,845 shares remaining available for future issuance under the 2003 Equity Plan and 568,023 shares remaining available for future issuance under the Employee Stock Purchase Plan (the “ESPP”) as of December 31, 2009. The Company initially reserved 200,000 shares of common stock for issuance for the ESPP. The reserve will automatically increase on the first day of each fiscal year during the term of the ESPP by an amount equal to the lesser of (i) 200,000 shares, (ii) 1.0% of the Company’s outstanding shares on such date, or, (iii) a lesser amount as determined by the Board of Directors.
(3)	Represents shares remaining available for future issuance under the International Employee Stock Purchase Plan as of December 31, 2009.

Restricted Stock Awards

Information with respect to outstanding restricted stock awards as of December 31, 2009 is as follows (in thousands, except for per share amounts):

	Number of Shares Subject To Time-based Awards	Number of Shares Subject To Performance-based Awards	Total Number of Shares Subject To Awards	Weighted Average Grant-date Fair Value per Share
Balance at December 31, 2006	315	38	353	$32.46
Awards and units granted	237	—	237	38.59
Awards and units vested / earned	(92)	—	(92)	33.32
Awards and units cancelled / forfeited	(64)	—	(64)	33.90

Balance at December 31, 2007	396	38	434	$35.41
Awards and units granted	530	193	723	27.47
Awards and units vested / earned	(183)	(10)	(193)	33.59
Awards and units cancelled / forfeited	(27)	(12)	(39)	27.96

Balance at December 31, 2008	716	209	925	$29.91
Awards and units granted	123	220	343	24.50
Awards and units vested / earned	(272)	(8)	(280)	33.14
Awards and units cancelled / forfeited	(41)	(26)	(67)	27.83

Balance at December 31, 2009	526	395	921	$27.07

Description of Equity Incentive Plan for New Israeli Employees

Our Board of Directors adopted the Equity Incentive Plan for New Israeli Employees (the “Israeli Plan”) in December 2005. A total of 100,000 shares of our common stock may be issued pursuant to restricted stock awards granted under the Israeli Plan. Shares of restricted stock which are forfeited or repurchased by us pursuant to the Israeli Plan may again be granted under the Israeli Plan. The Israeli Plan may generally be administered by our Board of Directors or a committee appointed by the Board (the Board or any such committee, the “Committee”). The Israeli Plan is currently being administered by the Compensation Committee of our Board of Directors. Subject to any retention of authority by our Board of Directors, the Committee may make any determinations deemed necessary or advisable for the Israeli Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders. Awards under the Israeli Plan are intended to be stand-alone inducement awards pursuant to NASDAQ Marketplace Rule 5635(c)(4). Only newly hired employees who are residents of Israel and who have not previously been an employee or director of our company or an affiliate, or following a bona fide period of non-employment by us or an affiliate, are eligible to participate in the Israeli Plan. The Israeli Plan provides that the Committee may grant or issue restricted stock awards. Restricted stock awards granted under the Israeli Plan will be granted on the same terms and conditions as restricted stock awards under our 2003 Equity Plan. Restricted stock awards granted under the Israeli Plan may generally not be sold, pledged, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In the event of a change in control, restricted stock awards granted under the Israeli Plan will be treated in the same manner as restricted stock awards under our 2003 Equity Plan. The Committee may amend, suspend or terminate the Israeli Plan at any time, subject to stockholder approval of any such action to the extent necessary to comply with any applicable laws, regulations or rules. Unless terminated earlier, the Israeli Plan shall terminate in December 2015.

Description of International Employee Stock Purchase Plan

Our Board of Directors adopted the International Employee Stock Purchase Plan (the “IESPP”) in June 2008. A total of 200,000 shares of our common stock may be issued pursuant to stock purchase granted under the IESPP. The IESPP is designed to allow eligible employees to purchase shares of common stock, at semi-annual intervals, with their accumulated payroll deductions. The IESPP may generally be administered by the Compensation Committee of our Board. The Compensation Committee may delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise. The Committee may interpret the IESPP and the terms of the options and to adopt such rules for the administration, interpretation and application of the IESPP as are consistent with the provision of the IESPP. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders. Awards under the IESPP are intended to be stand-alone inducement awards pursuant to NASDAQ Marketplace Rule 5635(c)(4). Any employees who own less than 5% of the Company’s voting stock, are scheduled to work more than 20 hours per week and whose customary employment is for more than five months in any calendar year are eligible to participant in the IESPP. Eligible employees may enroll at each semi-annual enrollment period for a series of consecutive, overlapping 24-month offering periods through their payroll deductions. Participants may contribute up to 20% of their cash earnings to purchase stock at each of the semi-annual purchase dates at 85% of the market value per share on the participant’s initial offering period enrollment date, or, 85% of the market value on the purchase date, whichever is less. The number of shares available for purchase under the IESPP is limited to $25,000 of the market value of such shares per calendar year for each calendar year of an offering. The IESPP will be treated in the same manner as stock awards under our 2003 Employee Stock Purchase Plan. The Committee may amend, suspend or terminate the IESPP at any time, subject to stockholder approval of any such action to the extent necessary to comply with any applicable laws, regulations or rules. Unless terminated earlier, the IESPP shall terminate in June 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2009.

The following Compensation Committee Report and Audit Committee Report are not considered proxy solicitation materials and are not deemed filed with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of the Company’s filings made under the Securities Act of 1933 or the Exchange Act that might incorporate filings made by the Company under those statutes, the Compensation Committee Report and Audit Committee Report shall not be incorporated by reference into any prior filings or into any future filings made by the Company under those statutes.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors (the “Compensation Committee”) has furnished this report on executive compensation. None of the members of the Compensation Committee is currently an officer or employee of the Company and all are “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee is responsible for designing, recommending to the Board of Directors for approval and evaluating the compensation plans, policies and programs of the Company and reviewing and approving the compensation of the Chief Executive Officer and other officers and directors.

This report, filed in accordance with Item 407(e)(5) of Regulation S-K, should be read in conjunction with the other information relating to executive compensation which is contained elsewhere in this proxy statement and is not repeated here.

In this context, the Compensation Committee hereby reports as follows:

1. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section contained herein with management.

2. Based on the review and discussions referred to in paragraph (1) above, the Compensation Committee recommended to our Board of Directors, and our Board of Directors has approved, that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A for filing with the SEC.

March 17, 2010

COMPENSATION COMMITTEE

ROBERT J. BOEHLKE, CHAIRMAN

NICHOLAS E. BRATHWAITE

DAVID C. NAGEL, PH.D.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Audit Committee”) has furnished this report concerning the independent audit of the Company’s financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market regulations. A copy of the Audit Committee Charter is available on the Company’s website at http://www.tessera.com.

The Audit Committee’s responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the Independent Registered Public Accounting Firm’s qualifications and independence, and the performance of the Company’s internal audit function and the Independent Registered Public Accounting Firm.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s financial statements for the fiscal year ended December 31, 2009 with the Company’s management and PricewaterhouseCoopers LLP, the Company’s Independent Registered Public Accounting Firm. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, with and without management present, their evaluation of the Company’s internal accounting controls and overall quality of the Company’s financial reporting. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Public Company Accounting Oversight Board Rule 3526 and the Audit Committee discussed the independence of PricewaterhouseCoopers LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2010.

March 17, 2010

AUDIT COMMITTEE

ROBERT A. YOUNG, PH.D., CHAIRMAN

ROBERT J. BOEHLKE

JOHN B. GOODRICH

HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice, annual report on Form 10-K and proxy materials, as applicable. This allows us to save money by reducing the number of documents we must print and mail, and helps protect the environment as well.

Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and streetname holders (i.e., those stockholders who hold their shares through a brokerage).

Registered Stockholders

If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Notice of Internet Availability of Proxy Materials, annual report on Form 10-K and proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting the Householding Department of Broadridge Financial Solutions, Inc., at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-800-542-1061. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a householded mailing this year, and you would like to receive additional copies of our Notice of Internet Availability of Proxy Materials, annual report on form 10-K and proxy materials, as applicable, mailed to you, please submit your request to Investor Relations who will promptly deliver the requested copy.

Registered stockholders who have not consented to householding will continue to receive copies of Notice of Internet Availability of Proxy Materials, annual reports on Form 10-K and proxy materials, as applicable for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of Notice of Internet Availability of Proxy Materials, annual reports or proxy statements for all registered stockholders residing at the same address by contacting Broadridge as outlined above.

Streetname Holders

Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

OTHER MATTERS

We are not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Accompanying this proxy statement is our Annual Report for the fiscal year ended December 31, 2009. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC, are available free of charge on our website at www.tessera.com or you can request a copy free of charge by calling Investor Relations at 408-321-6000 or sending an e-mail request to ir@tessera.com. Please include your contact information with the request.

By Order of the Board of Directors

TESSERA TECHNOLOGIES, INC.

Sincerely,

BERNARD J. CASSIDY Secretary

San Jose, California

April 1, 2010

APPENDIX A

TESSERA TECHNOLOGIES, INC.

FIFTH AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Restricted Stock, Performance Awards, Dividend Equivalents, Deferred Stock, Stock Payments and Stock Appreciation Rights may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(c) “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan.

(d) “Award Agreement” shall mean a written or electronic agreement between the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(g) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(h) “Common Stock” means the Common Stock of the Company.

(i) “Company” means Tessera Technologies, Inc., a Delaware corporation.

(j) “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

(k) “Deferred Stock” shall mean Common Stock awarded under Section 9(e) of the Plan.

(l) “Director” means a member of the Board of Directors of the Company.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(n) “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 9(c) of the Plan.

(o) “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(p) “Employee” means any person, including executive officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Holder shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(q) “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(s) “Fair Market Value” means, as of any given date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on such date, or if no closing bid and asked prices were reported for such date, the date immediately prior to such date during which closing bid and asked prices were quoted for the Common Stock, in each case, as reported in The Wall Street Journal or such other source as the administrator deems reliable; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(t) “Full-Value Award” means any Award under which a Holder may be issued shares of Common Stock without the Holder tendering consideration therefor in the form of Common Stock or cash at least equal to the Fair Market Value at the date of grant of the Common Stock issuable upon exercise or maturity of the Award.

(u) “Holder” means the holder of an outstanding Award granted under or issued pursuant to the Plan.

(v) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w) “Non-Employee Director” means a Director who is not an Employee of the Company.

(x) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y) “Option” means a stock option granted pursuant to the Plan.

(z) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Section 9(b) of the Plan.

(bb) “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period, determined as follows:

(i) The Performance Criteria that will be used to establish Performance Goals are limited to the following: the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (A) revenue, (B) sales, (C) cash flow, (D) earnings per share of Common Stock (including earnings before any one or more of the following: (1) interest, (2) taxes, (3) depreciation, or (4) amortization), (E) return on equity, (F) total stockholder return, (G) return on invested capital, (H) return on assets or net assets, (I) income or net income or pre-tax income, (J) operating income or net operating income, (K) operating profit or net operating profit, (L) operating margin, (M) cost reductions or savings or expense management, (N) appreciation in the Fair Market Value of a share of Common Stock, (O) research and development expenses (including research and development expenses as a percentage of sales or revenues), (P) working capital, (Q) market share, (R) completion of acquisitions and partnerships, (S) implementation of new technology by customers or partners, (T) completion of settlements and/or licensing arrangements, and (U) new product or technology development milestones. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(ii) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments will be made to one or more of the Performance Goals established for any Performance Period. Such adjustments may include one or more of the following: (A) items related to a change in accounting principles, (B) items relating to financing activities, (C) expenses for restructuring or productivity initiatives, (D) non-cash charges, including those relating to share-based awards, (E) other non-operating items, (F) items related to acquisitions or other strategic transactions, (G) items attributable to the business operations of any entity acquired by us during the Performance Period, (H) items related to the disposal of a business of segment of a business, (I) items related to discontinued operations that do not qualify as a segment of a business under generally accepted accounting principles (“GAAP”), (J) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period, (K) any other items of significant income or expense which are determined to be appropriate adjustments, (L) items relating to unusual or extraordinary corporate transactions, events or developments, (M) items related to amortization of acquired intangible assets, (N) items that are outside the scope of our core, on-going business activities, or (O) items relating to any other unusual or nonrecurring events or changes in applicable laws or business conditions.

(cc) “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions. Unless otherwise specified by the Administrator at the time of grant, the Performance Goals with respect to an Award payable to a Section 162(m) Participant shall be determined on the basis of GAAP.

(dd) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award that is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(ee) “Plan” means this Fifth Amended and Restated 2003 Equity Incentive Plan.

(ff) “Restricted Stock” means shares of Common Stock awarded under Section 8 below.

(gg) “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(hh) “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(ii) “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

(jj) “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

(kk) “Service Provider” means an Employee, Director or Consultant.

(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 below.

(mm) “Stock Appreciation Right” shall mean a stock appreciation right granted under Section 10 of the Plan.

(nn) “Stock Payment” shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a Service Provider in cash, awarded under Section 9(d) of the Plan.

(oo) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be subject to Awards under the Plan is the sum of: (a) 18,488,930 shares, plus (b) with respect to options granted under the Tessera, Inc. 1999 Stock Plan that are assumed by the Company and expire or are canceled without having been exercised in full, the number of Shares subject to each such option as to which such option was not exercised prior to its expiration or cancellation (as of the Effective Date, the number of shares that may become subject to Awards under the Plan pursuant to this clause (b) shall not exceed             ); provided, however, that each Share issued under the Plan pursuant to a Full-Value Award shall reduce the number of available Shares by one and one-half (1.5) shares. Shares issued upon exercise of Awards may be authorized but unissued, or reacquired Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). If Shares of Restricted Stock are forfeited back to the Company or repurchased by the Company at a price not greater than their original exercise price and pursuant to the exercise of the Company’s repurchase rights or the forfeiture provisions under the Plan, such Shares shall become available for future grant under the

Plan. To the extent that Shares are delivered pursuant to the exercise of a Stock Appreciation Right, the number of underlying Shares as to which the exercise related shall be counted against the Plan’s share limits set forth above, as opposed to only counting the Shares actually issued. For example, if a Stock Appreciation Right relates to 100,000 Shares and is exercised at a time when the payment due to the Holder is 50,000 Shares, 100,000 Shares shall be charged against the Plan’s share limits with respect to such exercise. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

4. Administration of the Plan.

(a) Administrator. A Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Non-Employee Directors each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Rule 16b-3, and such Committee shall be otherwise comprised to comply with all Applicable Laws. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Awards granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(vii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

(d) Provisions Applicable to Section 162(m) Participants.

(i) The Administrator, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(ii) Notwithstanding anything in the Plan to the contrary, the Administrator may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of Performance Goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Section 9 that vests or becomes exercisable or payable upon the attainment of Performance Goals which are related to one or more of the Performance Criteria.

(iii) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Sections 8 and 9 which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (A) designate one or more Section 162(m) Participants, (B) select the Performance Criteria applicable to the Performance Period, (C) establish the various Performance Goals, in terms of an objective formula or standard, and amounts of such Awards which may be earned for such Performance Period, and (D) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards to be earned by each Section 162(m) Participant for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Section 162(m) Participant, the Administrator shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(iv) Furthermore, notwithstanding any other provision of the Plan or any Award, the Plan and any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such requirements.

5. Eligibility.

(a) General Eligibility. Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Each Non-Employee Director of the Company shall be eligible to be automatically granted Options at the times and in the manner set forth in Section 11.

(b) No Right to Continuing Service. Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuing the Holder’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

(c) Award Limit. No Service Provider shall be granted, in any calendar year, Awards to purchase more than 1,500,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13. For purposes of this Section 5(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limit set forth in this Section 5(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option. In addition, the maximum amount that may be paid in cash during any calendar year with respect to any Award to a Section 162(m) Participant shall be $1,500,000.

6. Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). Unless sooner terminated under Section 15 of the Plan, the Plan shall continue in effect for a term of ten (10) years after the first to occur of (a) the date the Plan is adopted by the Board or (b) the Effective Date.

7. Terms of Options.

(a) Limitations on Incentive Stock Options. Each Option shall be designated in the applicable Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Holder during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Term of Option. The term of each Option shall be stated in the applicable Award Agreement; provided, however, that the term of an Option shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator; provided, however, that the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, except that a Nonstatutory Stock Option may be granted with a per Share exercise price that is less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant so long as any Shares delivered in respect of such Option shall be charged against the Plan’s share limits set forth in Section 3 as a Full-Value Award; provided, further, that the per Share exercise price shall be no less than the par value per Share of the Common Stock, unless otherwise permitted by applicable state law. In the case of an Incentive Stock Option granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price per Share shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(d) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check, (iii) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (iv) with the consent of the Administrator, other Shares which (A) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months, or the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (vi) with the consent of the Administrator, any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and payment in the manner prescribed by the preceding sentences shall not be permitted to the extent that the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other Applicable Law.

(e) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, (B) such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws, (C) upon the exercise of all or a portion of an unvested Option pursuant to Section 8(h), a Restricted Stock purchase agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and (D) full payment for the Shares with respect to which the Option is exercised, including payment of any applicable withholding tax. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Holder, in the name of the Holder and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

(ii) Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider other than by reason of the Holder’s death or Disability, such Holder may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii) Disability of Optionee. If a Holder ceases to be a Service Provider as a result of the Holder’s Disability, the Holder may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv) Death of Optionee. If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement, by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f) Regulatory Extension. A Holder’s Award Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 7(b) or (ii) the expiration of a period of thirty (30) days after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(g) Early Exercisability. The Administrator may provide in the terms of a Holder’s Award Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that Shares acquired upon exercise of an Option which has not fully vested may be subject to any repurchase, forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

(h) Options in Lieu of Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Non-Employee Directors in lieu of directors’ fees which would otherwise be payable to such Non-Employee Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

8. Restricted Stock Awards.

(a) Rights to Purchase. Restricted Stock may be issued to Service Providers either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Restricted Stock under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, if any, and the time within which such person must accept such offer; provided, however, that the purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. Restricted Stock may also be awarded in consideration for past services actually rendered to the Company for its benefit. The offer shall be accepted by execution of an Award Agreement in the form determined by the Administrator.

(b) Repurchase Option; Forfeiture. Unless the Administrator determines otherwise, the Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Holder’s service with the Company for any reason (including death or Disability). If no cash consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall be forfeited to the Company, without consideration, upon the voluntary or involuntary termination of the Holder’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right or forfeiture provisions shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Award Agreement; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

(c) Other Provisions. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) Rights as a Stockholder. Once Restricted Stock is issued, the Holder shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is issued, except as provided in Section 13 of the Plan.

9. Performance Awards, Dividend Equivalents, Deferred Stock and Stock Payments.

(a) Eligibility. One or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Service Provider whom the Administrator determines should receive such an Award.

(b) Performance Awards.

(i) Any Service Provider selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Goals or other specific performance goals determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Service Provider.

(ii) Without limiting Section 9(b)(i), the Administrator may grant Performance Awards to any Section 162(m) Participant in the form of a cash bonus payable upon the attainment of Performance Goals which are established by the Administrator and relate to one or more of the Performance Criteria over a Performance Period determined by the Administrator. Any such cash Performance Award paid to a Section 162(m) Participant shall be based upon Performance Goals established in accordance with the provisions of Section 4(d).

(c) Dividend Equivalents.

(i) Any Service Provider selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(ii) Any Holder of an Option who is a Service Provider selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(iii) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

(d) Stock Payments. Any Service Provider selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

(e) Deferred Stock. Any Service Provider selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

(f) Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Administrator in its discretion.

(g) Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

(h) Exercise Upon Termination of Relationship as a Service Provider. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is a Service Provider, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a termination of the Holder’s relationship as a Service Provider following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a termination of the Holder’s relationship as a Service Provider without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or Disability, or otherwise.

(i) Form of Payment. Payment of the amount determined under Section 9(b) or 9(c) above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Section 9 is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 16.

10. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Service Provider selected by the Administrator. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

(b) Coupled Stock Appreciation Rights.

(i) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(ii) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(iii) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

(c) Independent Stock Appreciation Rights.

(i) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator; provided, that the term of an ISAR shall be no more than ten (10) years. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, that the per share exercise price of an ISAR shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant of such ISAR, except that an ISAR may be granted with a per share exercise price that is less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant so long as any Shares delivered in respect of such ISAR shall be charged against the Plan’s share limits set forth in Section 3 as a Full-Value Award; provided, further, that the per share exercise price of an ISAR shall be no less than the par value per share of the Common Stock, unless otherwise permitted by applicable state law. An ISAR is exercisable only while the Holder is a Service Provider; provided that the Administrator may determine that the ISAR may be exercised subsequent to termination of the Holder’s relationship as a Service Provider without cause, or following a change in control of the Company, or because of the Holder’s retirement, death or Disability, or otherwise.

(ii) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

(d) Payment and Limitations on Exercise.

(i) Payment of the amounts determined under Section 9(b)(iii) and 9(c)(ii) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 16.

(ii) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

11. Automatic Awards to Non-Employee Directors.

(a) During the term of the Plan, a person who is initially elected or appointed to the Board and who is a Non-Employee Director at the time of such initial election or appointment automatically shall be granted 10,000 shares of Restricted Stock (subject to adjustment as provided in Section 13) on the date of such initial election or appointment (an “Initial Restricted Stock Award”).

(b) In addition, during the term of the Plan, each Non-Employee Director automatically shall be granted a combination of Options and/or Restricted Stock on the date of each annual meeting of stockholders (a “Subsequent Award”); provided, however, that a person who is initially elected to the Board at an annual meeting of stockholders and who is a Non-Employee Director at the time of such initial election shall receive only an Initial Restricted Stock Award on the date of such election and shall not receive a Subsequent Award until the date of the next annual meeting of stockholders following such initial election. Each Subsequent Award shall consist of (i) an Option to purchase such number of shares of Common Stock as is determined by dividing (A) the dollar amount of the Subsequent Award to be paid in Options, if any, by (B) (1) the Fair Market Value per share of the Common Stock on the date of grant of such Option divided by (2) two (2) (subject to adjustment as provided in Section 13) (a “Subsequent Option”), and (ii) such number of shares of Restricted Stock as is determined by dividing (A) the dollar amount of the Subsequent Award to be paid in Restricted Stock, if any, by (B) the Fair Market Value per share of the Common Stock on the date of grant of such Restricted Stock (subject to adjustment as provided in Section 13) (a “Subsequent Restricted Stock Award”). The Compensation Committee of the Board shall determine the allocation of each Subsequent Award among Options and/or Restricted Stock prior to the date of grant of such Subsequent Award; provided, however, that the total dollar value of each Subsequent Award shall equal $150,000. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Restricted Stock Award pursuant to Section 11(a) above, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Subsequent Awards as described in the preceding sentence.

(c) The exercise price per share of the shares subject to each Subsequent Option granted to a Non-Employee Director shall equal one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(d) Except as otherwise provided in this Section 11, Initial Restricted Stock Awards and Subsequent Restricted Stock Awards granted to Non-Employee Directors pursuant to this Section 11 shall be subject to the terms and conditions of Section 8. Initial Restricted Stock Awards and Subsequent Restricted Stock Awards shall be subject to forfeiture to the Company upon the voluntary or involuntary termination of the Non-Employee Director’s service with the Company for any reason (including death or Disability). Initial Restricted Stock Awards granted to Non-Employee Directors shall be released from the forfeiture restriction over four (4) years, with twenty-five percent (25%) of the shares subject to each Restricted Stock Award being released from the forfeiture restriction on the one year anniversary of the date of issuance and the remaining shares being released from the forfeiture restriction in twelve (12) equal quarterly installments thereafter, unless otherwise determined by the Administrator. Subsequent Restricted Stock Awards granted to Non-Employee Directors shall be released from the forfeiture restriction in four (4) equal quarterly installments over a 12-month period following the date of the Award, unless otherwise determined by the Administrator.

(e) Except as otherwise provided in this Section 11, Subsequent Options granted to Non-Employee Directors pursuant to this Section 11 shall be subject to the terms and conditions of Section 7. Subsequent

Options granted to Non-Employee Directors shall vest and become exercisable in equal monthly installments over a 12-month period following the date of grant, unless otherwise determined by the Administrator. Subject to Sections 7(e)(ii), (iii) and (iv), the term of each Option granted to a Non-Employee Director shall be ten (10) years from the date the Subsequent Option is granted.

12. Non-Transferability of Awards.

(a) No Award under the Plan may be sold, pledged, assigned hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

(b) During the lifetime of the Holder, only he or she may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution

13. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a) Subject to Section 13(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock (other than an Equity Restructuring) such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 5(c), and adjustments of the manner in which shares subject to Full Value Awards will be counted);

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) the grant or exercise price with respect to any Award.

(b) Subject to Sections 13(d) and (e), in the event of any transaction or event described in Section 13(a), the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

(i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been obtained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards or Awards which may be granted in the future; and

(v) To provide that immediately upon the consummation of such event, such Award shall not be exercisable and shall terminate; provided that for a specified period of time prior to such event, such Award shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Award Agreement upon some or all Shares may be terminated.

(c) Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d) In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after either transaction the prior stockholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (either event, a “Change of Control”), then each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or a Parent or a Subsidiary of the successor corporation refuses to assume or substitute for each outstanding Option, the Holders shall fully vest in and have the right to exercise each outstanding Option as to all of the Shares covered thereby, including Shares as to which would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all Holders that all outstanding Options shall be fully exercisable for a period of at least fifteen (15) days prior to the closing of the Change of Control, and any Options that are not exercised within such period shall terminate immediately prior to the Change of Control. For the purposes of this paragraph, all outstanding Options shall be considered assumed if, following the consummation of the Change of Control, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other securities property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

(e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 13 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 13 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(f) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13(a) and 13(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 13(f) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued under the Plan or the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 5(c), and adjustments of the manner in which shares subject to Full Value Awards will be counted).

14. Time of Granting Options and Stock Purchase Rights. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval; Prohibition on Repricing Without Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code or Applicable Laws. In addition, notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Award may be amended to reduce the per share exercise price of the Shares subject to such Award below the per Share exercise price as of the date the Award is granted and, except as permitted by Article 13, no Award may be granted in exchange for, or in connection with, the cancellation or surrender of an Award having a higher per share exercise price.

(c) Effect of Amendment or Termination. No amendment alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six (6) months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

18. Loans. The Administrator may, in its discretion, extend one or more loans to Service Providers in connection with the exercise or receipt of an Award granted or awarded under the Plan. The terms and conditions of any such loan shall be set by the Administrator. Notwithstanding the foregoing, no loan shall be made under this Section to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other Applicable Law. In the event that the Administrator determines in its discretion that any loan under this Section may be or will become prohibited by Section 13(k) of the Exchange Act or other Applicable Law, the Administrator may provide that such loan shall be immediately due and payable in full and may take any other action in connection with such loan as the Administrator determines in its discretion to be necessary or appropriate for the repayment, cancellation or extinguishment of such loan.

18. Section 16. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. In addition, if the Board determines that Awards which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

22. Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

23. Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

TESSERA TECHNOLOGIES, INC.

SECOND AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

SUB-PLAN FOR ISRAELI PARTICIPANTS

1. Application. This Sub-Plan for Israeli Participants in the Tessera Technologies, Inc. Second Amended and Restated 2003 Equity Incentive Plan (this “Sub-Plan”) sets forth additional terms and conditions applicable to Awards (as defined below) granted to Employees and Non-Employees, who are (or are deemed to be) residents of the State of Israel for the purpose of payment of taxes and forms an integral part of the Tessera Technologies, Inc. Second Amended and Restated 2003 Equity Incentive Plan (the “Plan”). Only Options, Deferred Stock and Restricted Stock awards may be granted under this Sub-Plan. Options and Deferred Stock Awards granted under this Sub-Plan are intended to qualify under either Section 3(9) or Section 102 of the Ordinance, as applicable. Restricted Stock Awards granted under this Sub-Plan are intended to qualify under Section 102 of the Ordinance.

The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In any case of contradiction with respect to Awards granted to Employees and Non-Employees, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in the Sub-Plan shall prevail.

2. Definitions. Definitions as set out in Section 2 of the Plan are applicable to this Sub-Plan. In addition, the following definitions shall apply to this Sub-Plan:

(t) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, U.S. and Israeli tax laws, Israeli securities laws, Israel’s Companies Law—1999, and Foreign Currency Control Law, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan and the Sub-Plan, as are in effect from time to time.

(u) “Award” shall mean an Option, Deferred Stock or a Restricted Stock award, which may be awarded or granted under this Sub-Plan.

(v) “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder, which shall contain such terms and conditions with respect to an Award, as the Administrator shall determine, consistent with the Plan and this Sub-Plan.

(w) “Capital Gain Award (CGA)” means a Trustee 102 Award elected and designated by the Company, or its Parent, or Subsidiary, to qualify under the capital gain tax treatment, in accordance with the provisions of Section 102(b)(2) of the Ordinance.

(x) “Controlling Shareholder” shall have the meaning given to such term in Section 32(9) of the Ordinance.

(y) “Employee” means any person, who is an employee, executive, officer, office holder or a director, employed by, or providing services to, the Company or any Parent or Subsidiary, who is (or is deemed to be) a resident of the State of Israel for the purpose of payment of taxes, excluding a Controlling Shareholder. An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or any Parent or Subsidiary, as applicable; or (ii) transfers between locations of the Company or between the Company, any Parent, any Subsidiary, or any successor.

(z) “Holder” means the holder of an outstanding Award granted under or issued pursuant to this Sub-Plan.

(aa) “ITA” means the Israeli Tax Authority.

(bb) “Non-Employee” means a Consultant, advisor, Controlling Shareholder or any other person, who is (or is deemed to be) a resident of the state of Israel for the payment of taxes and provides services to the Company or its Parent or Subsidiary, but who is not an Employee.

(cc) “Non-Trustee 102 Award” means an Award granted pursuant to Section 102(c) of the Ordinance and not held in Trust by a Trustee.

(dd) “Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961, and any regulations, rules, orders or procedures promulgated thereunder.

(ee) “Ordinary Income Award (OIA)” means a Trustee 102 Award elected and designated by the Company to qualify for ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

(ff) “Rights” means any and all rights, securities or property, issued in respect of the Common Stock subject to the Restricted Stock awards or in respect of Common Stock resulting from the exercise of Options or vesting of Deferred Stock under this Sub-Plan, including bonus shares, but excluding cash dividends.

(gg) “Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

(hh) “Section 102 Award” means an Award granted to an Employee and intended to qualify under Section 102.

(ii) “Section 3(9) Award” means an Option or Deferred Stock award granted to a Non-Employee and intended to qualify under Section 3(9) of the Ordinance.

(jj) “Trust” means that certain trust established by the Company with the Trustee for the purpose of holding Awards or Shares issued pursuant to Awards or any Rights thereof, in accordance with Section 102.

(kk) “Trust Agreement” means that certain trust agreement(s) entered into by the Company and the Trustee with respect to the Trust.

(ll) “Trustee” means a trustee appointed by the Administrator and approved by the ITA in accordance with Section 102, to hold in Trust for the benefit of a Holder Awards or Shares, issued pursuant to an Award, or any Rights thereof.

(mm) “Trustee 102 Award” means an Award granted pursuant to Section 102(b) of the Ordinance and held in Trust by a Trustee for the benefit of a Holder.

3. Effectiveness of Sub-Plan. This Sub-Plan shall become effective upon its adoption by the Board.

4. Eligibility. Awards may be granted to Employees and Non-Employees who are Service Providers and who are (or are deemed to be) residents of the State of Israel for the purpose of payment of taxes. Section 102 Awards may only be granted to Employees and Section 3(9) Awards may only be granted to Non-Employees.

5. Awards Under Section 102.

(a) Designation Subject to Section 102. The Company may designate Awards to Employees pursuant to Section 102 as Non-Trustee 102 Awards or Trustee 102 Awards, subject to the terms and conditions set forth in Section 102. Trustee 102 Awards may either be classified as CGAs or OIAs (the “Tax Route(s)”). No Trustee 102 Awards may be granted under this Sub-Plan to any eligible Employees, until the lapse of at least 30 days from the day the Sub-Plan and the Company’s election of the type of Trustee 102 Awards (as CGA or OIA) (the “Election”), is appropriately filed with the ITA. Such Election shall become effective beginning with the date of grant of the first Trustee 102 Award under this Sub-Plan, and shall remain in effect at least until the end of the year following the year during which the Company first granted Trustee 102 Awards under this Sub-Plan. The Election shall obligate the Company to grant only the type of Trustee 102 Award it has elected (CGA or OIA) during the period indicated in the preceding sentence, and shall apply to all Trustee 102 Awards granted during the period the Election is in effect, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee 102 Awards to the eligible Employees at any time.

(b) Issuance of Shares to Trust. In the event the Company grants Trustee 102 Awards, each Award, and each Share issued pursuant to or upon the exercise of an Award (and any other Right received in respect of such Shares while such Shares are held in the Trust) shall be deposited with the Trustee and held in Trust for the benefit of the Holder, for the period of time required by Section 102 (the “Minimum Trust Period”), until such time that such Awards, Shares or Rights are released from the Trust as herein provided. The Trustee shall hold such Awards, Shares or Rights pursuant to the instructions provided by the Administrator from time to time, provided such instructions are consistent with the terms of the Plan and the Sub-Plan, the Trust Agreement and all Applicable Laws. Upon grant of a Trustee 102 Award, the Holder will sign an undertaking declaring that he/she is familiar with the provisions of Section 102 and the elected Tax Route and that he/she undertakes not to sell or transfer the Trustee 102 Awards or Rights prior to the lapse of the Minimum Trust Period, unless he/she pays all taxes, which may arise in connection with such sale and/or transfer.

(c) Minimum Trust Period; Release of Awards and Shares from Trust. With respect to any Trustee 102 Awards, subject to the provisions of Section 102, in order to obtain favorable Trustee 102 Awards tax treatment, a Holder shall not be entitled to sell or release from Trust any Award, Share issued pursuant to or upon the exercise of any Award and/or any Rights received with respect to such Trustee 102 Award, until the lapse of the Minimum Trust Period required under Section 102. Notwithstanding the above, if any such sale or release occurs during the Minimum Trust Period, the implications under Section 102 shall apply to, and shall be borne by, such Holder. In the event the requirements for Trustee 102 Awards are not met, then the Trustee 102 Awards shall be regarded as Non-Trustee 102 Awards, all in accordance with the provisions of Section 102.

(d) Condition to Release of Awards and Shares from Trust. No 102 Awards or Shares issued upon the exercise of an Award (or Rights received in respect of such Shares while such Shares are held in the Trust) shall be sold or released from the Trust to the Holder unless and until such Holder shall have satisfied all of such Holder’s tax obligations with respect to such Awards, Shares or Rights (including, without limitation, social security and health insurance payments, if applicable) and shall have provided the Trustee with sufficient confirmation of the satisfaction of such tax obligations, in a form satisfactory in the opinion of the Trustee. The Holder shall satisfy such tax obligations in any manner contemplated by Section 6 below.

(e) Rights as a Stockholder While Shares are Held in Trust. Once Restricted Stock is issued and/or Shares are issued upon the exercise of an Option or vesting of Deferred Stock, the Holder shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. The Holder shall be entitled to receive dividends with respect to such Shares and to vote the same at any meeting of the stockholders of the Company. For so long as such Shares are held in the Trust by the Trustee on behalf of a Holder, the cash dividends paid with respect thereto shall be remitted directly to such Holder. In the event a stock dividend (including bonus Shares and any Rights with respect to the Shares) is declared on Shares held in the Trust by the Trustee on behalf of a Holder, such stock dividend shall be issued to the Trustee for the benefit of such Holder, shall be subject to the provisions of the Plan and this Sub-Plan, and the Minimum Trust Period for such Rights shall be measured from the commencement of the Minimum Trust Period applicable to such Shares with respect to which the dividend was declared, subject to Applicable Laws. Furthermore, such Rights shall be subject to the Taxation Route under Section 102, which is applicable to such Shares. No adjustment shall be made for a dividend or other Right for which the record date is prior to the date the Shares are issued, except as provided in the Plan and in this Sub-Plan. For so long as Shares are held in Trust by the Trustee on behalf of a Holder, the voting rights at the Company’s general meeting attached to such Shares will remain with the Trustee. However, the Trustee shall not exercise such voting rights at general meetings. The Trustee shall not be required to notify the Holder of any Shares held in the Trust of any meeting of the Company’s stockholders.

(f) Non-transferability of Awards Held in Trust. Without derogating from the limitations on transferability of Awards as specified in the Plan and in this Sub-Plan, as long as Awards are held by the Trustee on behalf of a Holder, such Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution.

(g) Certain Awards Not Required to be Held in Trust. Section 3(9) Awards and Non-Trustee 102 Awards (including any Rights received with respect thereof) are not required to be held in the Trust and shall not be subject to the provisions of this Section 5.

6. Tax Implications.

(a) Tax Consequences. Any tax consequences arising from the grant, exercise (if applicable), or vesting of any Awards, from the payment for Shares covered thereby, or from any other event or act (of the Company, its Parent or Subsidiary, the Trustee or the Holder), hereunder, shall be borne solely by the Holder (including, without limitation, the Holder’s social security and national health insurance payments, if applicable). The Company and/or its Parent or Subsidiary, and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, the Holder shall agree to indemnify the Company and/or its Parent or Subsidiary and/or the Trustee and hold them harmless against and from any and all liability for any such tax or other payment or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Holder.

(b) Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any taxes or other sums required by all Applicable Laws to be paid or withheld with respect to the issuance, vesting, exercise, sale or release from the Trust of any Award or any Shares issued upon the exercise of an Award (or Rights issued with respect to such Shares). The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to satisfy such tax or other obligations by the delivery to the Company, the Trustee or the appropriate authorities of cash in an amount equal to the sums required to be paid or withheld, may also allow such Holder to elect to have the Company withhold Shares otherwise issuable under such Award or may allow the return of Shares having a Fair Market Value equal to the sums required to be paid or withheld. Notwithstanding any other provision of the Plan and this Sub-Plan, the number of Shares which may be withheld with respect to the issuance, vesting, exercise, sale or release from the Trust of any Award or any Shares issued upon the exercise of an Award (or Rights issued with respect to such Shares) (or which may be repurchased from the Holder of such Award within six (6) months after such Shares were acquired by the Holder from the Company) in order to satisfy the Holder’s tax or other liabilities with respect to the issuance, vesting, exercise, sale or release from the Trust of any Award or any Shares issued upon the exercise of an Award (or Rights issued with respect to such Shares), shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the statutory tax rates that are applicable to such taxable income. In addition, without derogating from the Holder’s obligations to pay taxes or other sums as and when due, upon the sale by a Holder of any Shares held in the Trust or release of such Shares from the Trust, the Company may (by itself or through the Trustee) withhold from the proceeds of such sale all applicable taxes or other amounts, in which event the Company (or the Trustee) shall remit the amount withheld to the appropriate authorities, shall pay the remaining balance of such sale proceeds to the Holder and shall report to such holder the amount so withheld and paid to said authorities.

(c) No Release of Awards or Shares Until Payments Made. The Company and/or, when applicable, the Trustee shall not be required to release any Award and/or Shares to a Holder until all required payments have been fully made.

(d) Guarantee. With respect to a Non-Trustee 102 Award, if the Holder ceases to be employed by the Company or any Parent or Subsidiary thereof, the Holder shall extend to the Company and/or its Parent or Subsidiary, a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102.

(e) Dividends. Any dividends payable with respect to Shares issued with respect to any Awards granted pursuant to this Sub-Plan shall be subject to any applicable taxation on the distribution of dividends, and when applicable subject to the provisions of Section 102.

7. Compliance with Applicable Laws. This Sub-Plan shall be subject to all Applicable Laws. The grant of Awards and Rights and the issuance of Shares upon the exercise of Awards under this Sub-Plan shall entitle the Company to require recipients of Awards to comply with such Applicable Laws as may be necessary. Furthermore, the grant of any Awards under this Sub-Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over this Sub-Plan and the Awards and Rights granted thereunder.

8. Governing Law. The validity and enforceability of this Sub-Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law, except to the extent that mandatory provisions of the laws of the State of Israel apply.

TESSERA TECHNOLOGIES, INC.

FIFTH AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

SUB-PLAN FOR IRISH PARTICIPANTS

1. Application. This Sub-Plan for Irish Participants in the Tessera Technologies, Inc. Fifth Amended and Restated 2003 Equity Incentive Plan (this “Sub-Plan”) sets forth additional terms and conditions applicable to Awards (as defined below) granted to Employees and Non-Employees, who are (or are deemed to be) residents of the Republic of Ireland for the purpose of payment of taxes and forms an integral part of the Tessera Technologies, Inc. Fifth Amended and Restated 2003 Equity Incentive Plan (the “Plan”).

The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In any case of contradiction with respect to Awards granted to Employees and Non-Employees, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in the Sub-Plan shall prevail.

2. Data Protection. It shall be a term and condition of each Award granted under this Sub-Plan that the Participant agrees and consents to:

(a) the collection, use and processing of his or her Personal Data (as defined below) by any member of the Company or any Parent or Subsidiary and the transfer of his or her Personal Data to any third party administrator of the Plan and any broker through whom Shares are to be sold on behalf of the Participant;

(b) the Company and its Parents and Subsidiaries and the third party administrator of the Plan transferring the Participant’s Personal Data amongst themselves for the purposes of implementing, administering and managing the Plan and the grant of Awards and the acquisition of Shares pursuant to Awards;

(c) the use of Personal Data by any such person for any such purposes; and

(d) the transfer to and retention of Personal Data by third parties (including any situated outside the European Economic Area) for or in connection with such purposes.

For the purpose of this Section 2, “Personal Data” means Participant’s name, home address, e-mail address and telephone number, date of birth, social security number or equivalent, details of all rights to acquire Shares or other securities issued or transferred to such Participant pursuant to this Plan and any other personal information which could identify the Participant and is necessary for the administration of this Plan.

3. Not a Contract of Employment. Notwithstanding any other provision of this Plan or any Award Agreement:

(i) the Plan shall not form part of any contract of employment between the Company or any subsidiary and a Participant;

(ii) unless expressly so provided in his or her contract of employment, a Participant has no right or entitlement to be granted an Award or any expectation that an Award might be made to him, whether subject to any conditions or at all;

(iii) the benefit to Participant of participation in the Plan (including, in particular but not by way of limitation, any Awards held by him or her) shall not form any part of his or her remuneration or count as his remuneration for any purpose and shall not be pensionable;

(iv) the rights or opportunity granted to Participant on the making of an Award shall not give the Participant any rights or additional rights and if a Participant ceases to be employed by the Company or any Parent or Subsidiary, Participant shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Awards held by him or her which lapse by reason of his ceasing to be employed by the Company or any Parent or Subsidiary) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise;

(v) the rights or opportunity granted to Participant on the making of an Award shall not give the Participant any rights or additional rights in respect of any pension scheme operated by the Company or any Parent or Subsidiary;

(vi) Participant shall not be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being unable to acquire or retain Shares, or any interest in Shares pursuant to an Award in consequence of the loss or termination of his office or employment with the Company or any present or past Parent or Subsidiary for any reason whatsoever (whether or not the termination is ultimately held to be wrongful or unfair); and

(vii) by accepting the grant of an Award and not renouncing it, Participant is deemed to have agreed to the provisions of this Section 3.

4. Tax Consequences. Any tax consequences arising from the vesting or distribution or otherwise pursuant to an Award shall be borne solely by the Participant (including, without limitation, the Participant’s social security and national health insurance payments, if applicable). The Company and/or its Parent or Subsidiary shall be entitled to withhold taxes (if required) according to the requirements under applicable laws, rules and regulations, including withholding taxes at source. The provisions of paragraph (b) below shall set out what will occur if the Company and/or its Parent or Subsidiary are required by applicable laws to make a deduction or withholding. Furthermore, the Participant shall agree to indemnify the Company and/or its Parent or Subsidiary and hold them harmless against and from any and all liability for any such tax or other payment or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

5. Governing Law. The validity and enforceability of this Sub-Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law, except to the extent that mandatory provisions of the laws of the Republic of Ireland apply.

TESSERA TECHNOLOGIES, INC.

FIFTH AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN

SUB-PLAN FOR ROMANIAN PARTICIPANTS

1. Application. This Sub-Plan for Romanian Participants in the Tessera Technologies, Inc. Fifth Amended and Restated 2003 Equity Incentive Plan (this “Sub-Plan”) sets forth additional terms and conditions applicable to Awards (as defined below) granted to Employees and Non-Employees, who are (or are deemed to be) residents of the Romania for the purpose of payment of taxes and forms an integral part of the Tessera Technologies, Inc. Fifth Amended and Restated 2003 Equity Incentive Plan (the “Plan”).

The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In any case of contradiction with respect to Awards granted to Employees and Non-Employees, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in the Sub-Plan shall prevail.

2. Data Privacy Provisions. In consideration of the processing operations that shall be carried out as part of a Services Provider’s participation in this Plan, the Company hereby provides each Holder with certain data privacy related information:

(a) Personal Data. “Personal Data” means any information referring to a natural person, identified or identifiable; an identifiable person is a that person who can be identified, directly or indirectly, particularly with reference to an identification number or to one or more factors specific to details of his physical, physiological, economical, cultural or social characteristics. To avoid any possible misunderstanding, it is agreed that the “Personal Data” referred to in this Plan are those mentioned below.

(b) By signing an Award Agreement, a Holder agrees and fully consents with the procession of the personal data communicated to the Company herein, respectively:

(i) Personal information (name, date of birth, gender, marital status, address, place of work, telephone number, mobile number, fax number, e-mail, family size, passport or visa information, age, language, skills, drivers license information, birth certificate);

(ii) Background information (education, including schools attended, and dates of attendance, degrees or diplomas granted, training, work history, including names of employers, dates of employment, and compensation information);

(iii) Compensation information (wages or salary, commissions, bonuses, stock option award and exercise information, employee stock purchase plan information, pensions);

(iv) Signature; and

(v) Bank account number.

(c) By signing an Award Agreement, each Holder gives his or her explicit consent to the Company to process any such personal data, either directly or through third parties. Holders also provide explicit consent to the Company to transfer any personal data indicated above outside of the country in which they work or are employed, in so far this transfer is required in relation to the Holders’ participation to this Plan and for the purposes described below. The Company shall ensure that all personal data that is transmitted will be kept confidential and used only for legitimate Company purposes as described below.

(d) The Company shall use the Holders’ personal data only in relation to the latter’s participation to this Plan and the granting of the Awards and managing thereof. Thus, the Company shall process the Holders’ data for the following main purposes:

(i) verifying the general eligibility and the compliance with the necessary conditions in order to receive grants;

(ii) administering and maintaining the Holder’s records;

(iii) internal compensation and benefit planning;

(iv) transmitting the personal data to third parties interested in purchasing the Company’s shares or the Company’s assets, to the Administrator, to the legal counsel to the Company, to the accountants for the Company and to any other person that the Company may find in its administration of this Plan to be appropriate.

(e) A Holder shall be fully liable for the accuracy of the information he or she provides to the Company.

(f) In connection with the processing carried out as part of their participation to this Plan, Holders have the following rights:

(i) The right to be informed. Each Holder has been informed by reading the present notice about the identity of the Company, the purpose for which the data are processed by the Company, the existence of the rights provided by law for the protection of personal data, as well as the conditions of exercising, the categories of recipients to whom the personal data are disclosed.

(ii) The right to have access to data. Each Holder has the right, upon a written, dated and signed request, to obtain from the Company the confirmation of the fact that the data related to the Holder are or are not processed by the Company. This request is to be accomplished for free in the limit of one request per year.

(iii) The right of intervention. Each Holder has the right to request to the Company, upon a written, dated and signed request, the following:

(A) the rectification, the up-dating, the blocking or the erasure of the incomplete, inexact data or of illegal processions;

(B) the transformation of illegal personal data in anonymous data;

(C) the notification of the third parties with regard to the operations provided at (A) and (B) above.

(iv) The right of opposition. Each Holder has the right to oppose every moment, upon a written, dated and signed request, to the procession of his/her personal data, due to well-grounded and lawful reasons in connection to his/her particular situation;

(v) The right of not being subject to an individual decision. The right to demand and receive:

(A) the withdrawal or cancellation of a decision that produces juridical effects concerning the Holder, adopted exclusively on a personal data processing basis, carried out through automatic means, destined to evaluate some aspects of the Holder’s personality and/or professional competence, credibility, behavior or other such aspects;

(B) re-evaluation of any decisions regarding the Holder, and which affects the Holder in a significant manner, if the decision was adopted exclusively on a basis of data processing that meets the conditions stated under letter (A) above.

(vi) The right to refer to a court of law. Each Holder has the right to refer to a court of law in defense of any rights guaranteed by the law regarding the protection of personal data processions.

(g) In undertaking the envisaged processing, the Company shall take all necessary measures to ensure the confidentiality of the Holder’s data and the security of the processing, in accordance with the legal provisions in force.

3. Governing Law. The validity and enforceability of this Sub-Plan shall be governed by, and construed in accordance with, the laws of Romania without regard to otherwise governing principles of conflicts of law, except to the extent that mandatory provisions of the laws of Romania apply.

TESSERA TECHNOLOGIES, INC.

3025 ORCHARD PKY

SAN JOSE, CA 95134

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 11, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 11, 2010. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Robert J Boehlke 02 Nicholas E Brathwaite 03 John B Goodrich 04 Bruce M McWilliams Ph.D 05 David C Nagel, Ph.D

06 Henry R Nothhaft 07 Robert A Young, Ph.D

The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain

2 To approve the Company’s Fifth Amended and Restated 2003 Equity Incentive Plan.

3 To ratify the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for its fiscal year ending December 31, 2010.

0000058006_1 R2.09.05.010

Yes No

Please indicate if you plan to attend this meeting

Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy card. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 2009 Annual Report is/are available at www.proxyvote.com .

TESSERA TECHNOLOGIES, INC.

Notice of 2010 Annual Meeting Of Stockholders

3025 Orchard Parkway, San Jose, CA 95134

P: (408) 321-6000

Bernard J. Cassidy and Michael Anthofer, or either of them acting alone, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Tessera Technologies, Inc. to be held on May 12, 2010 or at any postponement or adjournment thereof. If no directions are indicated, the holder of the proxy will have the authority to vote FOR Proposals 1 through 3. In his discretion, the holder of the proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations.

0000058006_2 R2.09.05.010

Continued and to be signed on reverse side